EXHIBIT 99.1

                                  PRELIMINARY
                             BACKGROUND INFORMATION

                        SAXON ASSET SECURITIES TRUST 1999-1
              Mortgage Loan Asset-Backed Certificates, Series 1999-1

                                $ [497,616,000]

               ---------------------------------------------------

            $ [ 80,000,000] Class AF-1 CERTIFICATES   1M LIBOR + [TBD]%
                              (non-SMMEA-eligible)

            $ [ 38,000,000] Class AF-2 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [ 35,000,000] Class AF-3 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [ 28,000,000] Class AF-4 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [ 17,389,000] Class AF-5 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [ 22,043,000] Class AF-6 CERTIFICATES (NAS)  [TBD]%
                              (non-SMMEA-eligible)

            $ [ 14,825,000] Class MF-1 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [ 10,958,000] Class MF-2 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [  6,446,000] Class BF-1 CERTIFICATES   [TBD]%
                              (non-SMMEA-eligible)

            $ [ 2,579,000] Class BF-2 CERTIFICATES ***PRIVATELY PLACED*** $ [ 2,579,000] Class BF-3 CERTIFICATES ***PRIVATELY PLACED***

            $ [200,358,000] Class AV-1 CERTIFICATES 1M LIBOR  +   [TBD] bps
                              (SMMEA-eligible)

            $ [ 20,728,000] Class MV-1 CERTIFICATES 1M LIBOR  +   [TBD] bps
                              (SMMEA-eligible)

            $ [ 16,331,000] Class MV-2 CERTIFICATES 1M LIBOR  +   [TBD] bps
                              (non-SMMEA-eligible)   [TBD] bps
                              (non-SMMEA-eligible)

            $ [  7,538,000] Class BV-1 CERTIFICATES 1M LIBOR  +   [TBD] bps
                              (non-SMMEA-eligible)

            $ [ 2,513,000] Class BV-2 CERTIFICATES ***PRIVATELY PLACED*** $ [ 3,769,000] Class BV-3 CERTIFICATES ***PRIVATELY PLACED***



The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Saxon Asset Securities Trust 1999-1 transaction, and not by or as agent for Saxon Mortgage, Inc. or any of its affiliates (collectively, the "Sponsor"). The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided by the Sponsor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.


         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                                ALL CERTIFICATES
                                ----------------

Title of Securities:     Saxon Asset Securities Trust 1999-1

Group I Certificates: Class AF-1 through Class AF-6 (the "Group I Senior Certificates"); Class MF-1, MF-2, BF-1, BF-2 and BF-3 (the "Group I Subordinate Certificates") (the Group I Senior Certificates and the Group I Subordinate Certificates being collectively referred to hereinafter as the "Group I Certificates"). The Group I Certificates will be backed primarily by the Group I Loans

                         **The Class BF-2 and Class BF-3 Certificates are NOT being offered hereby.

Group II
Certificates:            Class AV-1 (the "Group II Senior Certificates")
                         Class MV-1, MV-2, BV-1, BV-2 and BV-3 (the "Group II
                         Subordinate Certificates") (the Group II Senior
                         Certificates and the Group II Subordinate Certificates being collectively referred to hereinafter as the "Group II Certificates"). The Group II Certificates will backed primarily by the Group II Loans.

                         **The Class BV-2 and Class BV-3 Certificates are NOT being offered hereby.

                         The Group II Certificates and Group I Certificates being collectively referred to as the "Certificates". The Certificates, with the exception of the Class BF-2, Class BF-3, Class BV-2 and Class BV-3 Certificates will be referred to hereinafter as the "Offered Certificates".


Lead Manager:            Prudential Securities Incorporated

Co-Managers:             Merrill Lynch & Co., NationsBanc Montgomery Securities
                         LLC, Chase Securities, Inc. and First Chicago Capital
                         Markets, Inc.

Group I Loans:           Fixed-Rate conventional home equity mortgage loans
                         secured by first and second lien mortgages.

Group II Loans:          Adjustable-Rate conventional home equity mortgage loans
                         secured by first lien mortgages.

Depositor:               Saxon Asset Securities Company

Seller and
Master Servicer:         Saxon Mortgage, Inc.

Servicer:                Meritech Mortgage Services, Inc.

Servicing Fee:           approximately [55] bps

Trustee:                 Chase Bank of Texas, National Association

Pricing Date:            [February 19, 1999]

Settlement Date:         [February 25, 1999]

Certificate Ratings:      Group I Certificates                              Group II Certificates
                         ----------------------------------------        -------------------------------------------
                                                  Moody's  Fitch                           Moody's   Fitch
                                                  ------   -----                           -------   -----

                         Class AF-1 through AF-6  Aaa      AAA             Class AV-1       Aaa       AAA
                         Class MF-1               Aa2      AA              Class MV-1       Aa2       AA
                         Class MF-2               A2       A               Class MV-2       A2        A
                         Class BF-1               Baa2     BBB             Class BV-1       Baa2      BBB

Optional Termination
Date: The Master Servicer has the right to purchase all the Mortgage Loans on any Distribution Date when the aggregate outstanding principal balances of the Mortgage Loans equals 10% or less of the original balance of the Mortgage Loans and thereby retire all outstanding Certificates. The first date on which this occurs will be referred to as the Optional Termination Date.


ERISA Consideration:     The Group I Senior Certificates and the
                         Group II Senior Certificates will be ERISA eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:    Only the Class AV-1 and Class MV-1 Certificates will be
                         SMMEA eligible. The remaining offered Certificates will NOT be SMMEA eligible.

Taxation:                REMIC elections.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                            ALL CERTIFICATES (Cont.)
                             -----------------------

Initial Class Sizes:    Group I Certificates                                 Group II Certificates
                        -------------------------------------------          ----------------------------
                        Class AF-1 through Class AF-6      [85.50%]            Class AV-1       [79.75%]
                        Class MF-1                          [5.75%]            Class MV-1        [8.25%]
                        Class MF-2                          [4.25%]            Class MV-2        [6.50%]
                        Class BF-1                          [2.50%]            Class BV-1        [3.00%]
                        Class BF-2                          [1.00%]            Class BV-2        [1.00%]
                        Class BF-3                          [1.00%]            Class BV-3        [1.00%]


Credit Enhancement:     A combination of:
                           - Excess monthly cash flow
                           - Cross-collateralization
                           - Bond subordination

Distributions
of Interest:               Interest collections (net of servicing, master
                           servicing and trustee fees) will be allocated in the following priority:

                        With respect to a group:

                         1) Current interest and any interest carry forward amount (plus interest on this amount) to the class A certificates;
                         2)  Current interest to the class M-1 certificates;
                         3)  Current interest to the class M-2 certificates;
                         4)  Current interest to the class B-1 certificates;
                         5)  Current interest to the class B-2 certificates;
                         6)  Current interest to the class B-3 certificates;
                         7)  Extra principal distributions (see below);
                         8) Excess applied to any interest carry forward on subordinate classes;
                         9) Excess made available to the other collaubordinate classes;
                         9) Excess made available to the other collateral group (i.e. crosscollateralization - repeat steps #1 through #8 above)
                         10) In the case of Group II, to the Group II
                             certificates (in the order described above) for interest shortfall carryover;
                         11) Excess to the residual holder;


Extra Principal
Distribution Amount:       With respect to any Distribution Dates, the excess of
                           all realized losses for a group over all extra principal distributed for such group with respect to prior distribution dates.


                        If on any Distribution Date, after giving effect to any Extra Principal Distribution Amount, the aggregate principal balance of the certificates with respect to a group exceed the aggregate principal balance of the mortgages in such group, the principal balance of the subordinate certificates (not the Class A Certificates) of such group will be reduced by an amount equal to such excess (an applied realized loss amount), in inverse order of seniority, until each class has been reduced to zero.

                        The extra principal is made available at the top of the principal distribution waterfall as a additional principal distribution amount. Simultaneously, the certificate balance of any subordinate class previously reduced by an applied realized loss amount will then be increased, in direct order of seniority, by the lesser of (i) such Extra Principal Distribution Amount, and (ii) the unpaid realized loss amount applicable to such class. After any such increase, such class will thereafter by entitled to distributions of principal and interest with respect to the certificate balance as so increased.

                        This mechanism has the effect of rebuilding credit enhancement by effectively paying excess interest as principal to build overcollateralization and then re-establishing the principal balance of previously written-down subordinate certificates





         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                            ALL CERTIFICATES (Cont.)
                             -----------------------

Principal Cashflow
Priority:               Collections of Principal BEFORE the Stepdown Date, or if
                        a Trigger Event exists, will be allocated in the following priority:

                          Group I Cashflows
                                 1. Pay AF-6 according to the following Lockout
                                    Percentage:

                                     Distribution Date:
                                     Mar. 1999 - Feb. 2002            [0%]
                                     Mar. 2002 - Feb. 2004           [45%]
                                     Mar. 2004 - Feb. 2005           [80%]
                                     Mar. 2005 - Feb. 2006          [100%]
                                     Mar. 2006 and thereafter       [300%]

                                 2. Pay Classes AF-1 through AF-6 sequentially until each is reduced to zero.
                                 3. Pay Classes MF-1, MF-2, BF-1, BF-2 and BF-3 sequentially until each is reduced to zero.

                          Group II Cashflows
                                 1.  To the Class AV-1 Certificates until the
                                     Class AV-1 Certificate balance is reduced to zero.
                                 2. Pay Classes MV-1, MV-2, BV-1, BV-2 and BV-3
                                    sequentially until each is reduced to zero.

                        Collections of Principal ON and AFTER the Stepdown date, (assuming no Trigger Event is in effect) will be allocated in the following priority:

                          Group I Cashflows
                                 Pay the Class AF-1 through Class AF-6
                                 (according to priority), Class MF-1, Class MF-2 and Class BF-1, Class BF-2 and BF-3 concurrently in accordance with enhancement targets, equal to 2.0 times the initial enhancement for each class:

                                                          Approximate                           Approximate
                                                          Targeted % of Pool                    Targeted Credit Enhancement
                                                                                                (Bond Subordination)
                          Class AF-1 through AF-6         [71.0%]                                 [29.0%]
                          Class MF-1                      [11.5%]                                 [17.5%]
                          Class MF-2                       [8.5%]                                  [9.0%]
                          Class BF-1                       [5.0%]                                  [4.0%]
                          Class BF-2                       [2.0%]                                  [2.0%]
                          Class BF-3                       [2.0%]

                          Group II Cashflows
                                 Pay Class AV-1, MV-1, MV-2, BV-1, BV-2 and BV-3 concurrently in accordance with enhancement targets equal to 2.0 times the initial enhancement for each class:

                                                          Approximate                           Approximate
                                                          Targeted % of Pool                    Targeted Credit Enhancement
                                                                                                (Bond Subordination)
                          Class AV-1                       [59.5%]                                 [40.5%]
                          Class MV-1                       [16.5%]                                 [24.0%]
                          Class MV-2                       [13.0%]                                 [11.0%]
                          Class BV-1                        [6.0%]                                  [5.0%]
                          Class BV-2                        [2.0%]                                  [3.0%]
                          Class BV-3                        [3.0%]





         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                            ALL CERTIFICATES (Cont.)
                             -----------------------



Stepdown Date:          With respect to a group the earlier of (1) the date on
                        which the pricipal balance of class A certificate is reduced to $0 and (2) the later of: (x) the 37th
                        Distribution Date and (y) the first Distribution Date on which (i) with respect to Group I, the principal balance of the Group I Senior Certificates is less than or equal to [71.00%] of the principal balance of the Group I Loans or (ii) with respect to Group II, the principal balance of the Group I Senior Certificates is less than or equal to [59.50%] of the principal balance of the Group II Loans.

Trigger Event:          Occurs with respect to a loan group when 60+ day
                        delinquency percentage is greater than (x) [50%] of the senior enhancement percentage for the Group I
                        Certificates or (y) [40%] of the senior enhancement percentage for the Group II Certificates.

Prospectus:             The Offered Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Call the desk at (212)778-2741, Vito Lodato at
                        (212)778-1506, YQ Zhang at (212)778-1196, Brendan
                        Keane at (212)778-4231, Mike Mattera at (212)778-4459,
                        Naveen Bhalla (212)778-7448 with any questions.





         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                              GROUP I CERTIFICATES
                       -----------------------------------

Collateral:                       Fixed-Rate, First and Second Lien Mortgage Loans

Approximate Group Size:           $[257,819,978]

Class*:                             AF-1**           AF-2               AF-3              AF-4

Approximate
Face Amount:                      $[80,000,000]   $[38,000,000]      $[35,000,000]     $[28,000,000]

Coupon:                           [  TBD     ]     [ TBD]             [ TBD ]           [ TBD      ]

Price:                            [  TBD     ]     [ TBD]             [ TBD ]           [ TBD      ]

Yield:                            [  TBD     ]     [ TBD]             [ TBD ]           [ TBD      ]
Spread:

Exp Avg Life
to Maturity (yrs):                [  0.906 ]       [ 2.030 ]          [  3.060 ]        [ 5.081 ]

Exp Avg Life
to 10% Call (yrs):                [  0.906 ]       [ 2.030 ]          [  3.060 ]        [ 5.081 ]

Exp 1st Prin Pmt:                 [03/25/99]       [09/25/00]         [08/25/01]        [01/25/03]

Exp Maturity:                     [ 09/25/00]      [ 08/25/01]        [01/25/03]        [12/25/05]

Exp Maturity to 10% Call:         [ 09/25/00]      [ 08/25/01]        [01/25/03]        [12/25/05]

Stated Maturity:                  [ 01/25/14]      [01/25/14]         [08/25/21]        [07/25/26]
Expected

Rating: (Moody's/Fitch)           [Aaa/AAA]        [Aaa/AAA]          [Aaa/AAA]         [Aaa/AAA]

Pricing Speed:                    [24]% HEP        [24]% HEP          [24]% HEP         [24]% HEP

Pricing Date:                     [       ]        [       ]          [        ]        [       ]

Investor
Settle Date:                      [02/25/99]       [02/25/99]         [02/25/99]        [02/25/99]

Pmt Delay:                        [0] days         [24] days          [24] days         [24] days

Cut-off Date:                     [02/01/99]       [02/01/99]         [02/01/99]        [02/01/99]

Dated Date:                       [ 02/25/99]      [02/01/99]         [02/01/99]        [02/01/99]

Int Pmt:                          [Actual/360]     [30/360]           [30/360]          [30/360]

Pmt Terms:                        [Monthly]        [Monthly]          [Monthly]         [Monthly]

1st Int. Pmt Date:                [03/25/99]       [03/25/99]         [03/25/99]        [03/25/99]

SMMEA
Eligibility:                      [non-SMMEA]      [non-SMMEA]        [non-SMMEA]       [non-SMMEA]

--------------------------------------------------------------------------------
`
* Some classes may be subject to the Group I Available Funds Cap.
** Variable rate based on 1M LIBOR




         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
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         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE
         SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1


                              GROUP I CERTIFICATES
                       -----------------------------------

Class*:                            AF-5             AF-6(NAS)          MF-1             MF-2               BF-1

Approximate
Face Amount:                     $[17,389,000]    $[22,043,000]    $[14,825,000]      $[10,958,000]     $[6,446,000]

Coupon:                          [ TBD ]           [ TBD]           [ TBD ]            [ TBD ]            [ TBD ]

Price:                           [ TBD ]           [ TBD]           [ TBD ]            [ TBD ]            [ TBD ]

Yield:                           [ TBD ]           [ TBD]           [ TBD ]            [ TBD ]    [ TBD ]

Spread:                          [ TBD ]           [ TBD]           [ TBD ]            [ TBD ]            [ TBD ]

Exp Avg Life
to Maturity (yrs):               [11.239 ]         [6.604 ]         [6.167]            [6.161  ]         [ 6.161 ]

Exp Avg Life
to 10% Call (yrs):               [ 7.386 ]         [6.229 ]         [5.344]            [5.339  ]         [ 5.339 ]

Exp 1st Prin Pmt:                [12/25/05]        [04/25/02]       [03/25/02 ]        [ 03/25/02 ]      [  03/25/02 ]

Exp Maturity:                    [08/25/28]        [01/25/14]       [08/25/28]         [08/25/28 ]       [ 08/25/28]

Exp Maturity to 10% Call:        [07/25/06]        [07/25/06]       [07/25/06]         [07/25/06]        [ 07/25/06]

Stated Maturity:                 [03/25/30]        [03/25/30]       [03/25/30]         [03/25/30]        [03/25/30]

Expected
Rating: (Moody's/Fitch)          [Aaa/AAA]         [Aaa/AAA]          [Aa2/AA]         [A2/A]            [Baa2/BBB]

Pricing Speed:                   [24]% HEP         [24]% HEP          [24]% HEP        [24]% HEP         [24]% HEP

Pricing Date:                    [      ]          [      ]           [      ]         [       ]         [      ]

Investor
Settle Date:                     [02/25/99]        [02/25/99]         [02/25/99]       [02/25/99]        [02/25/99]

Pmt Delay:                       [24] days         [24] days          [24] days        [24] days         [24] days

Cut-off Date:                    [02/01/99]        [02/01/99]         [02/01/99]       [02/01/99]        [02/01/99]

Dated Date:                      [02/01/99]        [02/01/99]         [02/01/99]       [ 02/01/99 ]      [02/01/99]

Int Pmt:                         [30/360]          [30/360]           [30/360]         [30/360]          [30/360]

Pmt Terms:                       [Monthly]         [Monthly]          [Monthly]        [Monthly]         [Monthly]

1st Int. Pmt Date                [03/25/99]        [03/25/99]         [03/25/99]       [03/25/99]        [03/25/99]

SMMEA
Eligibility:                     [non-SMMEA]       [non-SMMEA]        [non-SMMEA]      [non-SMMEA]       [non-SMMEA]

--------------------------------------------------------------------------------
`
* Some classes may be subject to the Group I Available Funds Cap.




         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE
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         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE
         SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                          GROUP I CERTIFICATES (Cont.)
                        --------------------------------

Group I
Available Funds Cap:         A rate equal to the weighted average net coupon
                             rate (i.e., the weighted average coupon rate less approximately [0.55%]) for the Group I Loans for such Distribution Date.

Distribution Date:           The 25th day of each month or, if such day is not a
                             business day, the next succeeding
                             business day, beginning on [March 25, 1999].

Payment Delay:               [24] days for the Group I Certificates (except for
                             the Class AF-1 Certificates). 0 days
                             delay for the Class AF-1 Certificates.

Coupon Step-Up at 10%
Optional Termination Date:   If the Mortgage Loans are not purchased on the
                             Optional Termination Date the coupon on the Class
                             AF-5 will increase by [50] basis points.
Interest Accrual
Period:                      For the Group I Certificates (except for the Class
                             AF-1 Certificates), interest will accrue from the first day of the preceding month until the last day of the preceding month (assuming a year with twelve
                             30 day months - 30/360). The Class AF-1
                             Certificates will accrue from the preceding
                             Distribution Date (or, with respect to the first accrual period, the Closing Date) to, but not including, the related Distribution Date.



         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                              GROUP II CERTIFICATES
                      ------------------------------------

Collateral:                         Adjustable-Rate First Lien Mortgage Loans

Size:                             $[251,237,431]

Class*:                              AV-1             MV-1               MV-2            BV-1
                                    -----            -----              ------          ------
Approximate
Face Amount:                      $[200,358,000]    $[20,728,000]      $[16,331,000]   $[7,538,000]

Price:                             [100-0]           [100-0 ]           [ 100-0 ]       [ 100-0   ]

Yield:                             [Variable]        [Variable]         [Variable]      [Variable]

Spread:                            [TBD  ] bps       [ TBD ] bps        [TBD  ] bps     [TBD  ] bps

Index:                             [1 M LIBOR]       [1 M LIBOR]        [1 M LIBOR]     [1 M LIBOR]

Avg. Life to Call:                 [  2.081]         [ 4.823 ]          [  4.629 ]      [  4.557 ]

Avg. Life to Maturity:             [  2.218]         [  5.191]          [  4.997 ]      [  4.925 ]

Exp. 1st Prin Payment:             [03/25/99]        [08/25/02]         [ 05/25/02 ]    [ 03/25/02 ]

Exp. Mat to Call:                  [07/25/06]        [07/25/06 ]        [07/25/06]      [07/25/06 ]

Exp. Mat:                          [02/25/29]        [02/25/29]         [02/25/29]      [02/25/29]

Expected Rating:(Moody's/Fitch)    [Aaa/AAA]         [Aa2/AA]           [A2/A]          [Baa2/BBB]

Pricing Speed:                     [30]% CPR         [30]% CPR          [30]% CPR       [30]% CPR

Pricing Date:                      [        ]        [        ]         [        ]      [        ]

Investor Settle Date:              [02/25/99]        [02/25/99]         [02/25/99]      [02/25/99]

Payment Delay:                     [0] days          [0] days           [0] days        [0] days

Cut-off Date:                      [02/01/99]        [02/01/99]         [02/01/99]      [02/01/99]

Stated Maturity                    [03/25/30]        [03/25/30]         [03/25/30]      [03/25/30]

Dated Date:                        [02/25/99]        [02/25/99]         [02/25/99]      [02/25/99]

Interest Payment                   [Actual/360]      [Actual/360]       [Actual/360]    [Actual/360]

Payment Terms:                     [Monthly]         [Monthly]          [Monthly]       [Monthly]

1st Interest Payment Date:         [03/25/99]        [03/25/99]         [03/25/99]      [03/25/99]

Collateral Type:                   [Adjustable-Rate] [Adjustable-Rate]  [Adjustable-Rate] [Adjustable-Rate]

SMMEA
Eligibility:                       [SMMEA-Eligible]  [SMMEA-Eligible]   [non-SMMEA]     [non-SSMEA]

--------------------------------------------------------------------------------
* All Classes will be subject to the Group II Available Funds Cap.


         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       SAXON ASSET SECURITIES TRUST 1999-1
             Mortgage Loan Asset-Backed Certificates, Series 1999-1

                          GROUP II CERTIFICATES (Cont.)
                       -----------------------------------

Collateral:                   Adjustable-Rate, First Lien Mortgage Loans

Approximate Group Size:       $ [251,237,431]


Group II
Available Funds Cap:          A rate equal to the weighted average net coupon
                              rate (i.e., the weighted average coupon rate less approximately [0.55%]) for the Group II Loans for such Distribution Date.

Coupon Step-Up at 10%
Optional Termination Date:    If the Mortgage Loans are not purchased on the
                              Optional Termination Date the coupon on the Class AV-1 Certificates shall be raised to LIBOR +
                              [2x] Spread; and the Class MV-1, MV-2
                              and BV-1 Certificate shall be raised to LIBOR +
                              [1.5] Spread, subject to the Group II Available
                              Funds Cap.

Distribution Date:            The 25th day of each month or, if such day is not
                              a business day, the next succeeding
                              business day, beginning on [March 25, 1999].

Interest Accrual Period:      Interest will accrue from the preceding
                              Distribution Date (or, with respect to the first accrual period, the Closing Date) to, but not including, the related Distribution Date.




         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

 CURRENT BALANCE: $80,000,000.00                                                                  DATED DATE: 02/25/99
  CURRENT COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $80,000,000.00          BOND AF-1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 02/25/99
                                                 ASSUMED CONSTANT LIBOR-1M 4.9360
                                                      *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24        53.183      47.750      51.072      53.183      58.085      62.599      66.746
     99-24+       51.419      46.326      49.440      51.419      56.014      60.245      64.133
     99-25        49.655      44.902      47.809      49.655      53.943      57.892      61.520
     99-25+       47.892      43.479      46.177      47.892      51.873      55.540      58.908
     99-26        46.129      42.056      44.546      46.129      49.803      53.188      56.297
     99-26+       44.366      40.633      42.916      44.366      47.734      50.836      53.686
     99-27        42.603      39.210      41.285      42.603      45.665      48.485      51.075
     99-27+       40.842      37.788      39.655      40.842      43.597      46.134      48.465

     99-28        39.080      36.366      38.025      39.080      41.529      43.784      45.856
     99-28+       37.319      34.944      36.396      37.319      39.461      41.434      43.247
     99-29        35.558      33.523      34.767      35.558      37.394      39.085      40.639
     99-29+       33.797      32.101      33.138      33.797      35.327      36.736      38.031
     99-30        32.037      30.681      31.510      32.037      33.261      34.388      35.424
     99-30+       30.277      29.260      29.882      30.277      31.195      32.040      32.817
     99-31        28.518      27.840      28.254      28.518      29.130      29.693      30.211
     99-31+       26.759      26.420      26.627      26.759      27.065      27.346      27.605

    100-00        25.000      25.000      25.000      25.000      25.000      25.000      25.000
    100-00+       23.242      23.581      23.373      23.242      22.936      22.654      22.395
    100-01        21.484      22.162      21.747      21.484      20.872      20.309      19.791
    100-01+       19.726      20.743      20.121      19.726      18.809      17.964      17.188
    100-02        17.969      19.324      18.495      17.969      16.746      15.620      14.585
    100-02+       16.212      17.906      16.870      16.212      14.683      13.276      11.983
    100-03        14.455      16.488      15.245      14.455      12.621      10.932       9.381
    100-03+       12.699      15.070      13.620      12.699      10.560       8.589       6.779

    100-04        10.943      13.653      11.996      10.943       8.498       6.247       4.179
    100-04+        9.188      12.236      10.372       9.188       6.438       3.905       1.578
    100-05         7.433      10.819       8.748       7.433       4.377       1.563      -1.021
    100-05+        5.678       9.403       7.125       5.678       2.317      -0.778      -3.621
    100-06         3.924       7.987       5.502       3.924       0.258      -3.118      -6.219
    100-06+        2.170       6.571       3.879       2.170      -1.801      -5.458      -8.817
    100-07         0.416       5.155       2.257       0.416      -3.860      -7.798     -11.415
    100-07+       -1.337       3.740       0.635      -1.337      -5.918     -10.137     -14.012

First Payment      0.083       0.083       0.083       0.083       0.083       0.083       0.083
Average Life       0.906       1.130       0.982       0.906       0.769       0.675       0.607
Last Payment       1.583       2.083       1.750       1.583       1.333       1.167       1.000
Mod.Dur. @ 100-00  0.860       1.065       0.930       0.860       0.734       0.646       0.582
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000





The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $38,000,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $38,000,000.00               BOND AF-2 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         5.931       5.948       5.937       5.931       5.914       5.897       5.881
     99-24+        5.922       5.941       5.930       5.922       5.904       5.885       5.867
     99-25         5.914       5.935       5.922       5.914       5.893       5.873       5.854
     99-25+        5.905       5.928       5.914       5.905       5.883       5.861       5.840
     99-26         5.897       5.922       5.907       5.897       5.873       5.849       5.826
     99-26+        5.889       5.915       5.899       5.889       5.863       5.838       5.813
     99-27         5.880       5.909       5.892       5.880       5.853       5.826       5.799
     99-27+        5.872       5.902       5.884       5.872       5.842       5.814       5.785

     99-28         5.864       5.895       5.876       5.864       5.832       5.802       5.772
     99-28+        5.855       5.889       5.869       5.855       5.822       5.790       5.758
     99-29         5.847       5.882       5.861       5.847       5.812       5.778       5.744
     99-29+        5.839       5.876       5.853       5.839       5.802       5.766       5.731
     99-30         5.830       5.869       5.846       5.830       5.792       5.754       5.717
     99-30+        5.822       5.863       5.838       5.822       5.781       5.742       5.703
     99-31         5.813       5.856       5.830       5.813       5.771       5.730       5.690
     99-31+        5.805       5.850       5.823       5.805       5.761       5.718       5.676

    100-00         5.797       5.843       5.815       5.797       5.751       5.706       5.662
    100-00+        5.788       5.837       5.808       5.788       5.741       5.694       5.649
    100-01         5.780       5.830       5.800       5.780       5.731       5.682       5.635
    100-01+        5.772       5.824       5.792       5.772       5.720       5.671       5.621
    100-02         5.763       5.817       5.785       5.763       5.710       5.659       5.608
    100-02+        5.755       5.811       5.777       5.755       5.700       5.647       5.594
    100-03         5.747       5.804       5.769       5.747       5.690       5.635       5.580
    100-03+        5.738       5.798       5.762       5.738       5.680       5.623       5.567

    100-04         5.730       5.791       5.754       5.730       5.670       5.611       5.553
    100-04+        5.722       5.785       5.747       5.722       5.660       5.599       5.539
    100-05         5.713       5.778       5.739       5.713       5.649       5.587       5.526
    100-05+        5.705       5.772       5.731       5.705       5.639       5.575       5.512
    100-06         5.697       5.765       5.724       5.697       5.629       5.563       5.499
    100-06+        5.688       5.759       5.716       5.688       5.619       5.552       5.485
    100-07         5.680       5.752       5.709       5.680       5.609       5.540       5.471
    100-07+        5.672       5.745       5.701       5.672       5.599       5.528       5.458

First Payment      1.583       2.083       1.750       1.583       1.333       1.167       1.000
Average Life       2.030       2.648       2.238       2.030       1.651       1.397       1.212
Last Payment       2.500       3.250       2.750       2.500       2.000       1.667       1.417
Mod.Dur. @ 100-00  1.862       2.385       2.040       1.862       1.532       1.306       1.140
Accrued Interest   0.396       0.396       0.396       0.396       0.396       0.396       0.396




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $35,000,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $35,000,000.00               BOND AF-3 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         6.150       6.165       6.156       6.150       6.135       6.121       6.107
     99-24+        6.145       6.160       6.151       6.145       6.127       6.112       6.097
     99-25         6.139       6.156       6.146       6.139       6.120       6.104       6.087
     99-25+        6.133       6.152       6.141       6.133       6.113       6.095       6.077
     99-26         6.127       6.147       6.136       6.127       6.106       6.086       6.067
     99-26+        6.122       6.143       6.130       6.122       6.098       6.078       6.057
     99-27         6.116       6.139       6.125       6.116       6.091       6.069       6.047
     99-27+        6.110       6.134       6.120       6.110       6.084       6.061       6.037

     99-28         6.104       6.130       6.115       6.104       6.077       6.052       6.027
     99-28+        6.099       6.126       6.110       6.099       6.069       6.043       6.017
     99-29         6.093       6.121       6.105       6.093       6.062       6.035       6.007
     99-29+        6.087       6.117       6.099       6.087       6.055       6.026       5.997
     99-30         6.081       6.113       6.094       6.081       6.047       6.017       5.987
     99-30+        6.076       6.108       6.089       6.076       6.040       6.009       5.977
     99-31         6.070       6.104       6.084       6.070       6.033       6.000       5.967
     99-31+        6.064       6.100       6.079       6.064       6.026       5.992       5.957

    100-00         6.058       6.095       6.074       6.058       6.018       5.983       5.947
    100-00+        6.053       6.091       6.069       6.053       6.011       5.974       5.937
    100-01         6.047       6.087       6.063       6.047       6.004       5.966       5.927
    100-01+        6.041       6.082       6.058       6.041       5.997       5.957       5.917
    100-02         6.035       6.078       6.053       6.035       5.989       5.948       5.907
    100-02+        6.030       6.074       6.048       6.030       5.982       5.940       5.897
    100-03         6.024       6.069       6.043       6.024       5.975       5.931       5.887
    100-03+        6.018       6.065       6.038       6.018       5.968       5.923       5.877

    100-04         6.012       6.061       6.032       6.012       5.960       5.914       5.867
    100-04+        6.007       6.056       6.027       6.007       5.953       5.905       5.857
    100-05         6.001       6.052       6.022       6.001       5.946       5.897       5.847
    100-05+        5.995       6.048       6.017       5.995       5.939       5.888       5.837
    100-06         5.990       6.043       6.012       5.990       5.931       5.880       5.827
    100-06+        5.984       6.039       6.007       5.984       5.924       5.871       5.817
    100-07         5.978       6.035       6.002       5.978       5.917       5.862       5.807
    100-07+        5.972       6.031       5.997       5.972       5.910       5.854       5.797

First Payment      2.500       3.250       2.750       2.500       2.000       1.667       1.417
Average Life       3.060       4.199       3.448       3.060       2.366       1.970       1.685
Last Payment       3.917       5.500       4.417       3.917       2.750       2.333       2.000
Mod.Dur. @ 100-00  2.712       3.595       3.020       2.712       2.143       1.806       1.559
Accrued Interest   0.409       0.409       0.409       0.409       0.409       0.409       0.409




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $28,000,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $28,000,000.00               BOND AF-4 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         6.367       6.379       6.372       6.367       6.354       6.335       6.323
     99-24+        6.363       6.376       6.369       6.363       6.349       6.328       6.315
     99-25         6.360       6.373       6.365       6.360       6.344       6.322       6.307
     99-25+        6.356       6.371       6.362       6.356       6.339       6.315       6.300
     99-26         6.352       6.368       6.359       6.352       6.334       6.308       6.292
     99-26+        6.349       6.365       6.356       6.349       6.329       6.302       6.284
     99-27         6.345       6.363       6.352       6.345       6.324       6.295       6.277
     99-27+        6.341       6.360       6.349       6.341       6.320       6.289       6.269

     99-28         6.338       6.357       6.346       6.338       6.315       6.282       6.261
     99-28+        6.334       6.355       6.343       6.334       6.310       6.275       6.253
     99-29         6.330       6.352       6.339       6.330       6.305       6.269       6.246
     99-29+        6.326       6.350       6.336       6.326       6.300       6.262       6.238
     99-30         6.323       6.347       6.333       6.323       6.295       6.255       6.230
     99-30+        6.319       6.344       6.330       6.319       6.290       6.249       6.223
     99-31         6.315       6.342       6.326       6.315       6.285       6.242       6.215
     99-31+        6.312       6.339       6.323       6.312       6.280       6.236       6.207

    100-00         6.308       6.336       6.320       6.308       6.276       6.229       6.199
    100-00+        6.304       6.334       6.317       6.304       6.271       6.222       6.192
    100-01         6.301       6.331       6.313       6.301       6.266       6.216       6.184
    100-01+        6.297       6.328       6.310       6.297       6.261       6.209       6.176
    100-02         6.293       6.326       6.307       6.293       6.256       6.202       6.169
    100-02+        6.290       6.323       6.304       6.290       6.251       6.196       6.161
    100-03         6.286       6.320       6.300       6.286       6.246       6.189       6.153
    100-03+        6.282       6.318       6.297       6.282       6.241       6.183       6.145

    100-04         6.278       6.315       6.294       6.278       6.236       6.176       6.138
    100-04+        6.275       6.313       6.291       6.275       6.231       6.169       6.130
    100-05         6.271       6.310       6.287       6.271       6.227       6.163       6.122
    100-05+        6.267       6.307       6.284       6.267       6.222       6.156       6.115
    100-06         6.264       6.305       6.281       6.264       6.217       6.150       6.107
    100-06+        6.260       6.302       6.278       6.260       6.212       6.143       6.099
    100-07         6.256       6.299       6.274       6.256       6.207       6.136       6.092
    100-07+        6.253       6.297       6.271       6.253       6.202       6.130       6.084

First Payment      3.917       5.500       4.417       3.917       2.750       2.333       2.000
Average Life       5.081       7.691       5.922       5.081       3.674       2.625       2.225
Last Payment       6.833      10.000       8.250       6.833       4.833       3.000       2.500
Mod.Dur. @ 100-00  4.213       5.879       4.779       4.213       3.179       2.352       2.019
Accrued Interest   0.422       0.422       0.422       0.422       0.422       0.422       0.422




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $17,389,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $17,389,000.00               BOND AF-5 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24         6.810       6.817       6.813       6.810       6.801       6.790       6.763
     99-24+        6.807       6.815       6.811       6.807       6.798       6.785       6.757
     99-25         6.805       6.813       6.808       6.805       6.794       6.781       6.750
     99-25+        6.802       6.811       6.805       6.802       6.791       6.777       6.744
     99-26         6.799       6.809       6.803       6.799       6.787       6.772       6.738
     99-26+        6.796       6.806       6.800       6.796       6.784       6.768       6.731
     99-27         6.794       6.804       6.798       6.794       6.780       6.763       6.725
     99-27+        6.791       6.802       6.795       6.791       6.777       6.759       6.718

     99-28         6.788       6.800       6.793       6.788       6.773       6.755       6.712
     99-28+        6.785       6.797       6.790       6.785       6.770       6.750       6.705
     99-29         6.783       6.795       6.788       6.783       6.767       6.746       6.699
     99-29+        6.780       6.793       6.785       6.780       6.763       6.742       6.693
     99-30         6.777       6.791       6.783       6.777       6.760       6.737       6.686
     99-30+        6.774       6.789       6.780       6.774       6.756       6.733       6.680
     99-31         6.772       6.786       6.778       6.772       6.753       6.729       6.673
     99-31+        6.769       6.784       6.775       6.769       6.749       6.724       6.667

    100-00         6.766       6.782       6.773       6.766       6.746       6.720       6.661
    100-00+        6.763       6.780       6.770       6.763       6.742       6.716       6.654
    100-01         6.761       6.778       6.767       6.761       6.739       6.711       6.648
    100-01+        6.758       6.775       6.765       6.758       6.735       6.707       6.641
    100-02         6.755       6.773       6.762       6.755       6.732       6.702       6.635
    100-02+        6.752       6.771       6.760       6.752       6.729       6.698       6.629
    100-03         6.750       6.769       6.757       6.750       6.725       6.694       6.622
    100-03+        6.747       6.767       6.755       6.747       6.722       6.689       6.616

    100-04         6.744       6.764       6.752       6.744       6.718       6.685       6.609
    100-04+        6.741       6.762       6.750       6.741       6.715       6.681       6.603
    100-05         6.739       6.760       6.747       6.739       6.711       6.676       6.597
    100-05+        6.736       6.758       6.745       6.736       6.708       6.672       6.590
    100-06         6.733       6.756       6.742       6.733       6.704       6.668       6.584
    100-06+        6.730       6.753       6.740       6.730       6.701       6.663       6.577
    100-07         6.728       6.751       6.737       6.728       6.697       6.659       6.571
    100-07+        6.725       6.749       6.735       6.725       6.694       6.655       6.565

First Payment      6.833      10.000       8.250       6.833       4.833       3.000       2.500
Average Life       7.386      10.000       8.250       7.386       5.559       4.239       2.740
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.000
Mod.Dur. @ 100-00  5.649       7.066       6.145       5.649       4.499       3.573       2.428
Accrued Interest   0.450       0.450       0.450       0.450       0.450       0.450       0.450



The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $22,043,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $22,043,000.00               BOND AF-6 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         6.398       6.400       6.399       6.398       6.393       6.388       6.379
     99-24+        6.395       6.397       6.396       6.395       6.390       6.384       6.374
     99-25         6.391       6.394       6.393       6.391       6.386       6.380       6.370
     99-25+        6.388       6.392       6.390       6.388       6.383       6.376       6.365
     99-26         6.385       6.389       6.387       6.385       6.379       6.372       6.360
     99-26+        6.382       6.386       6.384       6.382       6.375       6.368       6.355
     99-27         6.379       6.383       6.381       6.379       6.372       6.364       6.350
     99-27+        6.376       6.380       6.378       6.376       6.368       6.360       6.346

     99-28         6.373       6.377       6.375       6.373       6.365       6.356       6.341
     99-28+        6.369       6.374       6.371       6.369       6.361       6.352       6.336
     99-29         6.366       6.371       6.368       6.366       6.358       6.348       6.331
     99-29+        6.363       6.368       6.365       6.363       6.354       6.344       6.327
     99-30         6.360       6.365       6.362       6.360       6.351       6.340       6.322
     99-30+        6.357       6.363       6.359       6.357       6.347       6.336       6.317
     99-31         6.354       6.360       6.356       6.354       6.344       6.332       6.312
     99-31+        6.351       6.357       6.353       6.351       6.340       6.328       6.307

    100-00         6.347       6.354       6.350       6.347       6.337       6.324       6.303
    100-00+        6.344       6.351       6.347       6.344       6.333       6.320       6.298
    100-01         6.341       6.348       6.344       6.341       6.329       6.316       6.293
    100-01+        6.338       6.345       6.341       6.338       6.326       6.312       6.288
    100-02         6.335       6.342       6.338       6.335       6.322       6.307       6.283
    100-02+        6.332       6.339       6.335       6.332       6.319       6.303       6.279
    100-03         6.329       6.336       6.332       6.329       6.315       6.299       6.274
    100-03+        6.326       6.334       6.329       6.326       6.312       6.295       6.269

    100-04         6.322       6.331       6.326       6.322       6.308       6.291       6.264
    100-04+        6.319       6.328       6.323       6.319       6.305       6.287       6.260
    100-05         6.316       6.325       6.320       6.316       6.301       6.283       6.255
    100-05+        6.313       6.322       6.317       6.313       6.298       6.279       6.250
    100-06         6.310       6.319       6.314       6.310       6.294       6.275       6.245
    100-06+        6.307       6.316       6.311       6.307       6.291       6.271       6.240
    100-07         6.304       6.313       6.308       6.304       6.287       6.267       6.236
    100-07+        6.301       6.310       6.305       6.301       6.284       6.263       6.231

First Payment      3.167       3.083       3.083       3.167       3.500       3.833       3.000
Average Life       6.229       6.909       6.504       6.229       5.347       4.596       3.758
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  4.968       5.369       5.134       4.968       4.401       3.876       3.251
Accrued Interest   0.423       0.423       0.423       0.423       0.423       0.423       0.423





The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $14,825,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $14,825,000.00               BOND MF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         6.847       6.856       6.850       6.847       6.839       6.834       6.831
     99-24+        6.843       6.853       6.847       6.843       6.834       6.829       6.827
     99-25         6.839       6.850       6.844       6.839       6.830       6.825       6.822
     99-25+        6.836       6.847       6.840       6.836       6.826       6.820       6.817
     99-26         6.832       6.845       6.837       6.832       6.822       6.815       6.812
     99-26+        6.828       6.842       6.834       6.828       6.817       6.811       6.807
     99-27         6.825       6.839       6.830       6.825       6.813       6.806       6.803
     99-27+        6.821       6.836       6.827       6.821       6.809       6.801       6.798

     99-28         6.818       6.833       6.824       6.818       6.805       6.797       6.793
     99-28+        6.814       6.830       6.820       6.814       6.800       6.792       6.788
     99-29         6.810       6.827       6.817       6.810       6.796       6.788       6.783
     99-29+        6.807       6.824       6.814       6.807       6.792       6.783       6.779
     99-30         6.803       6.821       6.810       6.803       6.788       6.778       6.774
     99-30+        6.799       6.818       6.807       6.799       6.783       6.774       6.769
     99-31         6.796       6.816       6.804       6.796       6.779       6.769       6.764
     99-31+        6.792       6.813       6.800       6.792       6.775       6.765       6.760

    100-00         6.789       6.810       6.797       6.789       6.771       6.760       6.755
    100-00+        6.785       6.807       6.794       6.785       6.766       6.755       6.750
    100-01         6.781       6.804       6.790       6.781       6.762       6.751       6.745
    100-01+        6.778       6.801       6.787       6.778       6.758       6.746       6.740
    100-02         6.774       6.798       6.784       6.774       6.754       6.742       6.736
    100-02+        6.770       6.795       6.780       6.770       6.749       6.737       6.731
    100-03         6.767       6.792       6.777       6.767       6.745       6.732       6.726
    100-03+        6.763       6.790       6.773       6.763       6.741       6.728       6.721

    100-04         6.760       6.787       6.770       6.760       6.737       6.723       6.716
    100-04+        6.756       6.784       6.767       6.756       6.732       6.719       6.712
    100-05         6.752       6.781       6.763       6.752       6.728       6.714       6.707
    100-05+        6.749       6.778       6.760       6.749       6.724       6.709       6.702
    100-06         6.745       6.775       6.757       6.745       6.720       6.705       6.697
    100-06+        6.741       6.772       6.754       6.741       6.716       6.700       6.693
    100-07         6.738       6.769       6.750       6.738       6.711       6.696       6.688
    100-07+        6.734       6.766       6.747       6.734       6.707       6.691       6.683

First Payment      3.083       3.667       3.083       3.083       3.250       3.417       3.583
Average Life       5.344       7.114       5.920       5.344       4.400       3.975       3.797
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  4.291       5.376       4.658       4.291       3.667       3.376       3.249
Accrued Interest   0.453       0.453       0.453       0.453       0.453       0.453       0.453



The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $10,958,000.00                                                                  DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $10,958,000.00               BOND MF-2 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         7.295       7.306       7.299       7.295       7.285       7.278       7.274
     99-24+        7.291       7.303       7.296       7.291       7.281       7.273       7.268
     99-25         7.288       7.300       7.293       7.288       7.277       7.268       7.263
     99-25+        7.284       7.297       7.289       7.284       7.272       7.264       7.258
     99-26         7.280       7.294       7.286       7.280       7.268       7.259       7.253
     99-26+        7.277       7.291       7.282       7.277       7.263       7.254       7.248
     99-27         7.273       7.288       7.279       7.273       7.259       7.249       7.243
     99-27+        7.269       7.285       7.276       7.269       7.255       7.244       7.238

     99-28         7.266       7.282       7.272       7.266       7.250       7.239       7.232
     99-28+        7.262       7.280       7.269       7.262       7.246       7.235       7.227
     99-29         7.258       7.277       7.265       7.258       7.242       7.230       7.222
     99-29+        7.255       7.274       7.262       7.255       7.237       7.225       7.217
     99-30         7.251       7.271       7.259       7.251       7.233       7.220       7.212
     99-30+        7.247       7.268       7.255       7.247       7.229       7.215       7.207
     99-31         7.243       7.265       7.252       7.243       7.224       7.210       7.202
     99-31+        7.240       7.262       7.248       7.240       7.220       7.206       7.197

    100-00         7.236       7.259       7.245       7.236       7.216       7.201       7.192
    100-00+        7.232       7.256       7.242       7.232       7.211       7.196       7.186
    100-01         7.229       7.253       7.238       7.229       7.207       7.191       7.181
    100-01+        7.225       7.250       7.235       7.225       7.203       7.186       7.176
    100-02         7.221       7.247       7.232       7.221       7.198       7.182       7.171
    100-02+        7.218       7.244       7.228       7.218       7.194       7.177       7.166
    100-03         7.214       7.241       7.225       7.214       7.190       7.172       7.161
    100-03+        7.210       7.238       7.221       7.210       7.185       7.167       7.156

    100-04         7.207       7.235       7.218       7.207       7.181       7.162       7.151
    100-04+        7.203       7.232       7.215       7.203       7.177       7.158       7.146
    100-05         7.199       7.229       7.211       7.199       7.172       7.153       7.140
    100-05+        7.196       7.227       7.208       7.196       7.168       7.148       7.135
    100-06         7.192       7.224       7.204       7.192       7.164       7.143       7.130
    100-06+        7.188       7.221       7.201       7.188       7.159       7.138       7.125
    100-07         7.185       7.218       7.198       7.185       7.155       7.134       7.120
    100-07+        7.181       7.215       7.194       7.181       7.151       7.129       7.115

First Payment      3.083       3.667       3.083       3.083       3.167       3.167       3.250
Average Life       5.339       7.114       5.920       5.339       4.350       3.826       3.558
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  4.229       5.284       4.590       4.229       3.587       3.228       3.039
Accrued Interest   0.483       0.483       0.483       0.483       0.483       0.483       0.483




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

CURRENT BALANCE: $6,446,000.00                                                                   DATED DATE: 02/01/99
          COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $6,446,000.00                BOND BF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 02/25/99

                                PREPAYMENT SPEED
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24         8.498       8.513       8.504       8.498       8.484       8.473       8.465
     99-24+        8.494       8.509       8.500       8.494       8.480       8.468       8.460
     99-25         8.490       8.506       8.497       8.490       8.475       8.463       8.455
     99-25+        8.486       8.503       8.493       8.486       8.471       8.458       8.449
     99-26         8.483       8.500       8.490       8.483       8.466       8.453       8.444
     99-26+        8.479       8.497       8.486       8.479       8.462       8.448       8.438
     99-27         8.475       8.494       8.482       8.475       8.457       8.443       8.433
     99-27+        8.471       8.491       8.479       8.471       8.453       8.438       8.427

     99-28         8.467       8.488       8.475       8.467       8.448       8.433       8.422
     99-28+        8.463       8.485       8.472       8.463       8.444       8.428       8.417
     99-29         8.460       8.482       8.468       8.460       8.439       8.423       8.411
     99-29+        8.456       8.479       8.465       8.456       8.435       8.418       8.406
     99-30         8.452       8.476       8.461       8.452       8.430       8.413       8.400
     99-30+        8.448       8.472       8.458       8.448       8.426       8.408       8.395
     99-31         8.444       8.469       8.454       8.444       8.421       8.403       8.389
     99-31+        8.441       8.466       8.451       8.441       8.417       8.398       8.384

    100-00         8.437       8.463       8.447       8.437       8.412       8.393       8.379
    100-00+        8.433       8.460       8.444       8.433       8.408       8.388       8.373
    100-01         8.429       8.457       8.440       8.429       8.403       8.383       8.368
    100-01+        8.425       8.454       8.437       8.425       8.399       8.378       8.362
    100-02         8.422       8.451       8.433       8.422       8.394       8.373       8.357
    100-02+        8.418       8.448       8.430       8.418       8.390       8.368       8.351
    100-03         8.414       8.445       8.426       8.414       8.385       8.363       8.346
    100-03+        8.410       8.442       8.423       8.410       8.381       8.358       8.341

    100-04         8.406       8.439       8.419       8.406       8.376       8.353       8.335
    100-04+        8.403       8.436       8.416       8.403       8.372       8.348       8.330
    100-05         8.399       8.433       8.412       8.399       8.367       8.343       8.324
    100-05+        8.395       8.429       8.409       8.395       8.363       8.338       8.319
    100-06         8.391       8.426       8.405       8.391       8.358       8.333       8.313
    100-06+        8.387       8.423       8.402       8.387       8.354       8.328       8.308
    100-07         8.384       8.420       8.398       8.384       8.349       8.323       8.303
    100-07+        8.380       8.417       8.394       8.380       8.345       8.318       8.297

First Payment      3.083       3.667       3.083       3.083       3.083       3.083       3.167
Average Life       5.339       7.114       5.920       5.339       4.322       3.754       3.422
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  4.079       5.050       4.413       4.079       3.460       3.090       2.864
Accrued Interest   0.562       0.562       0.562       0.562       0.562       0.562       0.562




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $200,358,000.00                                                                 DATED DATE: 02/25/99
  CURRENT COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $200,358,000.00         BOND AV-1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 02/25/99

                        ASSUMED CONSTANT LIBOR-1M 4.9360
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24        55.227      51.611      53.649      55.227      60.810      67.201      72.795
     99-24+       54.398      51.009      52.920      54.398      59.632      65.623      70.867
     99-25        53.570      50.407      52.190      53.570      58.454      64.045      68.939
     99-25+       52.742      49.805      51.461      52.742      57.277      62.468      67.012
     99-26        51.914      49.204      50.732      51.914      56.100      60.891      65.085
     99-26+       51.086      48.603      50.003      51.086      54.923      59.315      63.159
     99-27        50.259      48.001      49.274      50.259      53.746      57.739      61.233
     99-27+       49.432      47.400      48.546      49.432      52.570      56.163      59.307

     99-28        48.605      46.800      47.817      48.605      51.394      54.588      57.382
     99-28+       47.778      46.199      47.089      47.778      50.219      53.013      55.458
     99-29        46.952      45.599      46.362      46.952      49.044      51.439      53.534
     99-29+       46.126      44.998      45.634      46.126      47.869      49.864      51.610
     99-30        45.300      44.398      44.907      45.300      46.694      48.291      49.687
     99-30+       44.475      43.798      44.180      44.475      45.520      46.717      47.765
     99-31        43.650      43.199      43.453      43.650      44.347      45.145      45.843
     99-31+       42.825      42.599      42.726      42.825      43.173      43.572      43.921

    100-00        42.000      42.000      42.000      42.000      42.000      42.000      42.000
    100-00+       41.176      41.401      41.274      41.176      40.827      40.428      40.079
    100-01        40.351      40.802      40.548      40.351      39.655      38.857      38.159
    100-01+       39.527      40.203      39.822      39.527      38.483      37.286      36.240
    100-02        38.704      39.605      39.097      38.704      37.311      35.715      34.320
    100-02+       37.880      39.006      38.371      37.880      36.140      34.145      32.402
    100-03        37.057      38.408      37.646      37.057      34.969      32.576      30.484
    100-03+       36.234      37.810      36.922      36.234      33.798      31.006      28.566

    100-04        35.412      37.212      36.197      35.412      32.628      29.437      26.649
    100-04+       34.589      36.614      35.473      34.589      31.458      27.869      24.732
    100-05        33.767      36.017      34.748      33.767      30.288      26.301      22.816
    100-05+       32.945      35.420      34.025      32.945      29.119      24.733      20.900
    100-06        32.123      34.823      33.301      32.123      27.949      23.165      18.984
    100-06+       31.302      34.226      32.577      31.302      26.781      21.598      17.070
    100-07        30.481      33.629      31.854      30.481      25.612      20.032      15.155
    100-07+       29.660      33.032      31.131      29.660      24.445      18.465      13.241

First Payment      0.083       0.083       0.083       0.083       0.083       0.083       0.083
Average Life       2.081       2.977       2.395       2.081       1.410       1.027       0.834
Last Payment       7.417      10.000       8.250       7.417       5.750       2.667       2.167
Mod.Dur. @ 100-00  1.830       2.516       2.077       1.830       1.287       0.962       0.788
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000



The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $20,728,000.00                                                                  DATED DATE: 02/25/99
  CURRENT COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $20,728,000.00          BOND MV-1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 02/25/99

                        ASSUMED CONSTANT LIBOR-1M 4.9360
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24        80.934      80.004      80.663      80.934      80.841      81.367      82.706
     99-24+       80.562      79.691      80.308      80.562      80.476      80.969      82.224
     99-25        80.191      79.377      79.954      80.191      80.110      80.570      81.742
     99-25+       79.820      79.064      79.600      79.820      79.745      80.172      81.260
     99-26        79.449      78.751      79.245      79.449      79.379      79.774      80.778
     99-26+       79.077      78.438      78.891      79.077      79.014      79.376      80.296
     99-27        78.706      78.125      78.537      78.706      78.649      78.978      79.814
     99-27+       78.335      77.813      78.183      78.335      78.284      78.579      79.332

     99-28        77.965      77.500      77.829      77.965      77.919      78.181      78.850
     99-28+       77.594      77.187      77.475      77.594      77.554      77.784      78.369
     99-29        77.223      76.875      77.121      77.223      77.189      77.386      77.887
     99-29+       76.852      76.562      76.768      76.852      76.824      76.988      77.406
     99-30        76.482      76.249      76.414      76.482      76.459      76.590      76.925
     99-30+       76.111      75.937      76.060      76.111      76.094      76.193      76.443
     99-31        75.741      75.625      75.707      75.741      75.729      75.795      75.962
     99-31+       75.370      75.312      75.353      75.370      75.365      75.397      75.481

    100-00        75.000      75.000      75.000      75.000      75.000      75.000      75.000
    100-00+       74.630      74.688      74.647      74.630      74.635      74.603      74.519
    100-01        74.260      74.376      74.293      74.260      74.271      74.205      74.038
    100-01+       73.889      74.064      73.940      73.889      73.907      73.808      73.557
    100-02        73.519      73.752      73.587      73.519      73.542      73.411      73.077
    100-02+       73.149      73.440      73.234      73.149      73.178      73.014      72.596
    100-03        72.779      73.128      72.881      72.779      72.814      72.617      72.116
    100-03+       72.410      72.816      72.528      72.410      72.450      72.220      71.635

    100-04        72.040      72.504      72.175      72.040      72.086      71.823      71.155
    100-04+       71.670      72.192      71.822      71.670      71.721      71.426      70.675
    100-05        71.300      71.881      71.470      71.300      71.358      71.029      70.195
    100-05+       70.931      71.569      71.117      70.931      70.994      70.633      69.714
    100-06        70.561      71.258      70.764      70.561      70.630      70.236      69.234
    100-06+       70.192      70.946      70.412      70.192      70.266      69.840      68.755
    100-07        69.823      70.635      70.059      69.823      69.902      69.443      68.275
    100-07+       69.453      70.324      69.707      69.453      69.539      69.047      67.795

First Payment      3.500       3.167       3.333       3.500       3.917       2.667       2.167
Average Life       4.823       5.984       5.123       4.823       4.867       4.406       3.558
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  4.064       4.819       4.259       4.064       4.127       3.787       3.130
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $16,331,000.00                                                                  DATED DATE: 02/25/99
  CURRENT COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $16,331,000.00          BOND MV-2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 02/25/99

                        ASSUMED CONSTANT LIBOR-1M 4.9360
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24       131.244     130.094     130.844     131.244     131.876     132.676     134.203
     99-24+      130.853     129.775     130.478     130.853     131.445     132.195     133.627
     99-25       130.463     129.457     130.112     130.463     131.015     131.715     133.051
     99-25+      130.072     129.138     129.747     130.072     130.585     131.235     132.475
     99-26       129.681     128.819     129.381     129.681     130.155     130.755     131.900
     99-26+      129.291     128.501     129.016     129.291     129.725     130.275     131.324
     99-27       128.900     128.182     128.650     128.900     129.295     129.795     130.749
     99-27+      128.510     127.863     128.285     128.510     128.865     129.315     130.173

     99-28       128.120     127.545     127.920     128.120     128.435     128.835     129.598
     99-28+      127.730     127.227     127.554     127.730     128.006     128.356     129.023
     99-29       127.339     126.908     127.189     127.339     127.576     127.876     128.448
     99-29+      126.949     126.590     126.824     126.949     127.147     127.396     127.873
     99-30       126.559     126.272     126.459     126.559     126.717     126.917     127.298
     99-30+      126.169     125.954     126.094     126.169     126.288     126.438     126.724
     99-31       125.779     125.636     125.729     125.779     125.858     125.958     126.149
     99-31+      125.390     125.318     125.365     125.390     125.429     125.479     125.574

    100-00       125.000     125.000     125.000     125.000     125.000     125.000     125.000
    100-00+      124.610     124.682     124.635     124.610     124.571     124.521     124.426
    100-01       124.221     124.364     124.271     124.221     124.142     124.042     123.851
    100-01+      123.831     124.047     123.906     123.831     123.713     123.563     123.277
    100-02       123.442     123.729     123.542     123.442     123.284     123.084     122.703
    100-02+      123.053     123.411     123.178     123.053     122.855     122.606     122.129
    100-03       122.663     123.094     122.813     122.663     122.427     122.127     121.556
    100-03+      122.274     122.776     122.449     122.274     121.998     121.649     120.982

    100-04       121.885     122.459     122.085     121.885     121.570     121.170     120.408
    100-04+      121.496     122.142     121.721     121.496     121.141     120.692     119.835
    100-05       121.107     121.824     121.357     121.107     120.713     120.213     119.261
    100-05+      120.718     121.507     120.993     120.718     120.284     119.735     118.688
    100-06       120.329     121.190     120.629     120.329     119.856     119.257     118.115
    100-06+      119.941     120.873     120.265     119.941     119.428     118.779     117.542
    100-07       119.552     120.556     119.902     119.552     119.000     118.301     116.968
    100-07+      119.163     120.239     119.538     119.163     118.572     117.823     116.396

First Payment      3.250       3.083       3.167       3.250       3.333       3.083       2.500
Average Life       4.629       5.973       5.028       4.629       4.100       3.612       2.951
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  3.855       4.724       4.118       3.855       3.500       3.136       2.615
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000



The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

 CURRENT BALANCE: $7,538,000.00                                                                   DATED DATE: 02/25/99
  CURRENT COUPON: TBD                                     SASTA991                             FIRST PAYMENT: 03/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 17
ORIGINAL BALANCE: $7,538,000.00           BOND BV-1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 02/25/99

                        ASSUMED CONSTANT LIBOR-1M 4.9360
                                 *** TO CALL ***

                  100REP/      75REP/      90REP/     100REP/     125REP/     150REP/     175REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE
     99-24       306.610     305.385     306.162     306.610     307.480     308.550     310.244
     99-24+      306.197     305.048     305.777     306.197     307.012     308.015     309.603
     99-25       305.783     304.711     305.391     305.783     306.544     307.480     308.962
     99-25+      305.369     304.374     305.005     305.369     306.076     306.945     308.321
     99-26       304.956     304.037     304.620     304.956     305.608     306.410     307.680
     99-26+      304.542     303.701     304.234     304.542     305.140     305.876     307.040
     99-27       304.129     303.364     303.849     304.129     304.673     305.341     306.399
     99-27+      303.716     303.027     303.464     303.716     304.205     304.806     305.759

     99-28       303.303     302.690     303.079     303.303     303.737     304.272     305.118
     99-28+      302.889     302.354     302.694     302.889     303.270     303.738     304.478
     99-29       302.476     302.017     302.309     302.476     302.803     303.203     303.838
     99-29+      302.063     301.681     301.924     302.063     302.335     302.669     303.198
     99-30       301.651     301.345     301.539     301.651     301.868     302.135     302.558
     99-30+      301.238     301.008     301.154     301.238     301.401     301.601     301.919
     99-31       300.825     300.672     300.769     300.825     300.934     301.067     301.279
     99-31+      300.413     300.336     300.385     300.413     300.467     300.534     300.639

    100-00       300.000     300.000     300.000     300.000     300.000     300.000     300.000
    100-00+      299.588     299.664     299.616     299.588     299.533     299.466     299.361
    100-01       299.175     299.328     299.231     299.175     299.067     298.933     298.722
    100-01+      298.763     298.992     298.847     298.763     298.600     298.400     298.083
    100-02       298.351     298.656     298.463     298.351     298.133     297.866     297.444
    100-02+      297.939     298.321     298.078     297.939     297.667     297.333     296.805
    100-03       297.526     297.985     297.694     297.526     297.201     296.800     296.166
    100-03+      297.114     297.649     297.310     297.114     296.734     296.267     295.527

    100-04       296.703     297.314     296.926     296.703     296.268     295.734     294.889
    100-04+      296.291     296.979     296.542     296.291     295.802     295.201     294.251
    100-05       295.879     296.643     296.159     295.879     295.336     294.669     293.612
    100-05+      295.467     296.308     295.775     295.467     294.870     294.136     292.974
    100-06       295.056     295.973     295.391     295.056     294.404     293.603     292.336
    100-06+      294.644     295.637     295.008     294.644     293.938     293.071     291.698
    100-07       294.233     295.302     294.624     294.233     293.473     292.539     291.060
    100-07+      293.822     294.967     294.241     293.822     293.007     292.006     290.423

First Payment      3.083       3.083       3.083       3.083       3.167       2.833       2.333
Average Life       4.557       5.969       4.993       4.557       3.885       3.313       2.701
Last Payment       7.417      10.000       8.250       7.417       5.750       4.667       3.833
Mod.Dur. @ 100-00  3.615       4.436       3.878       3.615       3.194       2.793       2.333
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000



The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

--------------------------------------------------------------------------------

     -  SASTA 99-1
     -  Cut Off Date of Tape is  2/1/99 (Scheduled Balance Date)
     -  Fixed-rate
     -     $257,819,978.82
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,861

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:               $257,819,978.82
Aggregate Original Principal Balance:             $258,240,875.99

Weighted Average Gross Coupon:                             9.819%
Gross Coupon Range:                             6.875% -  15.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $90,115.34
Average Original Principal Balance:                    $90,262.45

Maximum Unpaid Principal Balance:                     $749,575.00
Minimum Unpaid Principal Balance:                       $9,970.26

Maximum Original Principal Balance:                   $750,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term:                           338.600 (1)
Stated Rem Term Range:                          58.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.773
Age Range:                                       0.000 -   17.000

Weighted Average Original Term:                           340.373
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             75.534
Original LTV Range:                             5.000% -  95.000%

Weighted Average Combined LTV:                             77.212
Combined LTV Range:                            11.320% - 100.000%

Weighted Average Debt to Income Ratio:                     35.451 (2)
Debt to Income Ratio Range:                     0.476% -  97.457%

Weighted Average Borrower FICO:                           611.921 (3)
Borrower FICO Range:                           432.000  - 809.000
--------------------------------------------------------------------------------


(1) Scheduled balance date to maturity (balloons to fully amortizing maturity date)
(2) Excludes 218 loans with missing DTI ratios
(3) Excludes 186 loans with missing FICO scores




                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                       GROSS MORTGAGE INTEREST RATE RANGE


                                   Percentage of                   Percentage of
                                     Aggregate   Aggregate         Cut-Off Date
         Gross Mortgage              Number of    Unpaid             Aggregate
         Interest Rate               Mortgage    Principal           Principal
             Range                     Loans      Balance             Balance

 6.50% < Gross Coupon <=  7.00%         0.10        203,565.16          0.08
 7.00% < Gross Coupon <=  7.50%         0.84      2,931,217.37          1.14
 7.50% < Gross Coupon <=  7.75%         0.94      3,791,472.19          1.47
 7.75% < Gross Coupon <=  8.00%         3.08     10,353,084.61          4.02
 8.00% < Gross Coupon <=  8.25%         3.60     11,097,474.01          4.30
 8.25% < Gross Coupon <=  8.50%         7.13     22,571,786.86          8.75
 8.50% < Gross Coupon <=  8.75%         6.99     23,686,437.95          9.19
 8.75% < Gross Coupon <=  9.00%         7.76     25,063,870.49          9.72
 9.00% < Gross Coupon <=  9.25%         4.61     14,392,646.61          5.58
 9.25% < Gross Coupon <=  9.50%         5.56     15,604,726.60          6.05
 9.50% < Gross Coupon <=  9.75%         4.72     10,870,409.98          4.22
 9.75% < Gross Coupon <= 10.00%         6.64     16,289,004.95          6.32
10.00% < Gross Coupon <= 10.25%         3.64      8,385,849.24          3.25
10.25% < Gross Coupon <= 10.50%         5.24     13,514,321.83          5.24
10.50% < Gross Coupon <= 10.75%         5.42     12,330,282.69          4.78
10.75% < Gross Coupon <= 11.00%         7.31     16,999,505.36          6.59
11.00% < Gross Coupon <= 11.25%         3.67      8,626,679.11          3.35
11.25% < Gross Coupon <= 11.50%         4.65      9,353,393.09          3.63
11.50% < Gross Coupon <= 11.75%         4.23      9,641,562.12          3.74
11.75% < Gross Coupon <= 12.00%         3.81      7,237,659.94          2.81
12.00% < Gross Coupon <= 12.25%         1.75      2,835,056.95          1.10
12.25% < Gross Coupon <= 12.50%         2.13      3,079,276.31          1.19
12.50% < Gross Coupon <= 12.75%         1.36      2,312,293.28          0.90
12.75% < Gross Coupon <= 13.00%         1.89      2,807,281.81          1.09
13.00% < Gross Coupon <= 13.25%         0.77      1,448,895.22          0.56
13.25% < Gross Coupon <= 13.50%         0.66      1,018,624.03          0.40
13.50% < Gross Coupon <= 13.75%         0.52        545,486.55          0.21
13.75% < Gross Coupon <= 14.00%         0.31        307,403.38          0.12
14.00% < Gross Coupon <= 14.25%         0.31        309,687.10          0.12
14.25% < Gross Coupon <= 14.50%         0.03         22,090.22          0.01
14.50% < Gross Coupon <= 14.75%         0.07         61,059.93          0.02
14.75% < Gross Coupon <= 15.00%         0.17         98,259.95          0.04
15.00% < Gross Coupon <= 15.25%         0.03          9,970.26          0.00
15.50% < Gross Coupon <= 15.75%         0.03         19,643.67          0.01
--------------------------------------------------------------------------------
Total..........                       100.00%  $257,819,978.82        100.00%
================================================================================



                     REMAINING MONTHS TO STATED MATURITY


                         Percentage of                     Percentage of
                           Aggregate    Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
                           Mortgage     Principal            Principal
      Remaining Term         Loans       Balance              Balance

 48 < Rem Term <=  60         0.10          71,985.94           0.03%
 72 < Rem Term <=  84         0.07          77,005.49           0.03%
108 < Rem Term <= 120         0.73         636,936.06           0.25%
132 < Rem Term <= 144         0.14         187,730.26           0.07%
156 < Rem Term <= 168         0.10         174,840.67           0.07%
168 < Rem Term <= 180        14.30      23,814,746.66           9.24%
216 < Rem Term <= 228         0.03          48,726.88           0.02%
228 < Rem Term <= 240         2.17       4,030,050.18           1.56%
276 < Rem Term <= 288         0.03          28,476.64           0.01%
288 < Rem Term <= 300         0.10         224,383.48           0.09%
336 < Rem Term <= 348         0.21         427,347.76           0.17%
348 < Rem Term <= 360        82.00     228,097,748.80          88.47%
--------------------------------------------------------------------
Total............           100.00%    257,819,978.82         100.00%
====================================================================

                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                    Percentage of                 Percentage of
                                      Aggregate    Aggregate      Cut-Off Date
                                      Number of     Unpaid          Aggregate
                                      Mortgage     Principal        Principal
        Original CLTV Ratio             Loans       Balance          Balance

 10.000 < CLTV <=  15.000                0.10          85,491.97       0.03
 15.000 < CLTV <=  20.000                0.10         119,014.20       0.05
 20.000 < CLTV <=  25.000                0.45         482,337.39       0.19
 25.000 < CLTV <=  30.000                0.38         713,468.76       0.28
 30.000 < CLTV <=  35.000                0.80       1,489,080.50       0.58
 35.000 < CLTV <=  40.000                0.98       1,738,704.54       0.67
 40.000 < CLTV <=  45.000                1.22       1,824,182.85       0.71
 45.000 < CLTV <=  50.000                1.92       3,264,356.59       1.27
 50.000 < CLTV <=  55.000                1.47       3,440,468.21       1.33
 55.000 < CLTV <=  60.000                3.57       9,249,258.47       3.59
 60.000 < CLTV <=  65.000                6.40      15,001,200.75       5.82
 65.000 < CLTV <=  70.000                9.47      18,881,398.38       7.32
 70.000 < CLTV <=  75.000               14.99      41,052,137.02      15.92
 75.000 < CLTV <=  80.000               26.46      78,226,410.84      30.34
 80.000 < CLTV <=  85.000               11.29      28,773,449.32      11.16
 85.000 < CLTV <=  90.000               16.01      44,265,041.77      17.17
 90.000 < CLTV <=  95.000                3.11       7,961,822.65       3.09
 95.000 < CLTV <= 100.000                1.26       1,252,154.61       0.49
---------------------------------------------------------------------------
Total....................              100.00%  $ 257,819,978.82     100.00%
===========================================================================




                        CURRENT MORTGAGE LOAN AMOUNTS
                             (Scheduled Balances)


                                 Percentage of                 Percentage of
                                   Aggregate    Aggregate      Cut-Off Date
             Current               Number of     Unpaid          Aggregate
          Mortgage Loan            Mortgage     Principal        Principal
        Principal Balance            Loans       Balance          Balance

             Balance <=    25,000     4.40       2,515,584.17       0.98
    25,000 < Balance <=    50,000    23.63      25,913,330.87      10.05
    50,000 < Balance <=    75,000    25.62      45,157,052.30      17.51
    75,000 < Balance <=   100,000    16.46      41,094,765.96      15.94
   100,000 < Balance <=   150,000    17.44      60,651,507.51      23.52
   150,000 < Balance <=   175,000     3.81      17,663,246.37       6.85
   175,000 < Balance <=   200,000     2.80      14,903,597.90       5.78
   200,000 < Balance <=   250,000     2.34      14,960,436.52       5.80
   250,000 < Balance <=   300,000     1.54      12,207,022.40       4.73
   300,000 < Balance <=   350,000     0.73       6,903,238.08       2.68
   350,000 < Balance <=   400,000     0.49       5,276,845.51       2.05
   400,000 < Balance <=   450,000     0.24       2,957,454.88       1.15
   450,000 < Balance <=   500,000     0.21       2,883,337.80       1.12
   500,000 < Balance <=   600,000     0.21       3,333,734.21       1.29
   600,000 < Balance <=   750,000     0.07       1,398,824.34       0.54
--------------------------------------------------------------------------
Total....................           100.00%   $257,819,978.82     100.00%
==========================================================================



                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE


                             Percentage of                 Percentage of
                               Aggregate    Aggregate      Cut-Off Date
                               Number of     Unpaid          Aggregate
                               Mortgage     Principal        Principal
        Loan Type                Loans       Balance          Balance

5 yr Fixed                        0.10          71,985.94       0.03
7 yr Fixed                        0.07          77,005.49       0.03
10 yr Fixed                       0.73         636,936.06       0.25
12 yr Fixed                       0.14         187,730.26       0.07
15 yr Fixed                      14.40      23,989,587.33       9.30
20 yr Fixed                       2.20       4,078,777.06       1.58
25 yr Fixed                       0.14         252,860.12       0.10
30 yr Fixed                      42.22     117,716,988.22      45.66
30/15 yr Bln                     39.85     110,340,385.78      42.80
30/25 yr Bln                      0.14         467,722.56       0.18
--------------------------------------------------------------------------
Total..................         100.00%  $ 257,819,978.82     100.00%
==========================================================================



                             MORTGAGED PROPERTIES


                             Percentage of                 Percentage of
                               Aggregate    Aggregate      Cut-Off Date
                               Number of     Unpaid          Aggregate
                               Mortgage     Principal        Principal
                                 Loans       Balance          Balance

Deminimus PUD                     0.07         267,410.01       0.10
Low-Rise Condo                    3.57       7,402,788.66       2.87
Manufactured Housing              4.12       7,222,905.86       2.80
PUD                               2.97      11,566,157.90       4.49
Townhouses                        1.08       1,890,970.35       0.73
2-4 Family                        4.61      11,916,383.78       4.62
High-Rise Condo                   0.70       2,631,786.48       1.02
Single Family Detached           80.29     209,910,752.49      81.42
Single Family Attached            2.59       5,010,823.29       1.94
--------------------------------------------------------------------------
Total...............            100.00%  $ 257,819,978.82     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                          Percentage of                    Percentage of
                            Aggregate     Aggregate        Cut-Off Date
                            Number of      Unpaid            Aggregate
                            Mortgage      Principal          Principal
                              Loans        Balance            Balance

Owner Occ.                    91.05    241,251,202.58          93.57
Investor                       8.56     15,970,129.53           6.19
Second Home                    0.38        598,646.71           0.23
--------------------------------------------------------------------------
Total..................      100.00%  $257,819,978.82         100.00%
==========================================================================


                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                                 LIEN SUMMARY


                     Percentage of                         Percentage of
                       Aggregate          Aggregate        Cut-Off Date
                       Number of           Unpaid            Aggregate
                       Mortgage           Principal          Principal
                         Loans             Balance            Balance

1st lien                 93.71           250,260,161.22        97.07
2d lien                   6.29             7,559,817.60         2.93
--------------------------------------------------------------------------
Total...............    100.00%         $257,819,978.82       100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                             Percentage of                 Percentage of
                               Aggregate                   Cut-Off Date
                               Number of                     Aggregate
                               Mortgage                      Principal
                                 Loans                        Balance

Full Documentation               76.93       184,161,981.17       71.43
No Ratio                          0.77         1,870,755.86        0.73
Stated Documentation             14.79        45,066,414.48       17.48
Limited Documentation             7.51        26,720,827.31       10.36
--------------------------------------------------------------------------
Total..................         100.00%     $257,819,978.82      100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                             Percentage of                 Percentage of
                               Aggregate                   Cut-Off Date
                               Number of                     Aggregate
                               Mortgage                      Principal
                                 Loans                        Balance

Purchase                         26.28  63,379,720.91          24.58
Refinance/ETO                    60.40 151,314,558.08          58.69
Refinance                        13.32  43,125,699.83          16.73
--------------------------------------------------------------------------
Total..................       100.00% $    257,819,978.82     100.00%
==========================================================================





                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                     Percentage of                         Percentage of
                       Aggregate          Aggregate        Cut-Off Date
                       Number of           Unpaid            Aggregate
                       Mortgage           Principal          Principal
     State               Loans             Balance            Balance

Alabama                   0.03                58,803.65         0.02
Alaska                    0.14               323,332.70         0.13
Arizona                   2.80             6,521,605.91         2.53
Arkansas                  0.35               572,431.20         0.22
California               10.87            38,939,242.25        15.10
Colorado                  2.69             7,302,003.85         2.83
Connecticut               1.12             2,982,233.65         1.16
Delaware                  0.42               952,930.81         0.37
Dist of Col               0.07               108,487.96         0.04
Florida                   8.77            20,789,430.04         8.06
Georgia                   3.77            10,043,764.26         3.90
Hawaii                    0.77             3,233,862.68         1.25
Idaho                     0.49             1,072,097.73         0.42
Illinois                  3.18             8,001,827.96         3.10
Indiana                   2.27             4,403,603.31         1.71
Iowa                      1.54             2,952,733.49         1.15
Kansas                    0.56             1,360,428.00         0.53
Kentucky                  0.70             2,154,459.44         0.84
Louisiana                 2.38             4,390,555.16         1.70
Maine                     0.07                43,981.06         0.02
Maryland                  1.57             5,047,159.12         1.96
Massachusetts             1.26             3,685,552.22         1.43
Michigan                  3.53             8,060,801.21         3.13
Minnesota                 1.89             5,219,258.65         2.02
Mississippi               0.63             1,612,737.97         0.63
Missouri                  2.97             6,202,420.89         2.41
Montana                   0.07               117,775.84         0.05
Nebraska                  0.77             1,289,695.45         0.50
Nevada                    0.28               545,197.64         0.21
New Hampshire             0.14               121,094.49         0.05
New Jersey                2.24             7,896,439.44         3.06
New Mexico                1.71             4,134,951.17         1.60
New York                  1.57             5,035,237.57         1.95
North Carolina            3.29             7,198,941.75         2.79
North Dakota              0.03                56,971.21         0.02
Ohio                      5.38            11,404,115.60         4.42
Oklahoma                  1.61             2,886,868.24         1.12
Oregon                    3.18             9,402,193.52         3.65
Pennsylvania              5.03            12,136,588.40         4.71
Rhode Island              0.14               259,517.41         0.10
South Carolina            1.40             3,104,461.78         1.20
Tennessee                 3.15             6,760,906.19         2.62
Texas                     6.29            13,361,650.39         5.18
Utah                      1.26             4,487,848.70         1.74
Virginia                  3.04             9,600,140.33         3.72
Washington                2.76             8,247,804.68         3.20
West Virgina              0.59             1,176,120.12         0.46
Wisconsin                 1.19             2,334,713.73         0.91
Wyoming                   0.03               225,000.00         0.09
--------------------------------------------------------------------------
Total...............    100.00%         $257,819,978.82       100.00%
==========================================================================



                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                          CREDIT GRADE


                                  Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
 Credit            Mortgage          Principal          Principal
 Grade               Loans            Balance            Balance

 A                   30.09           89,761,510.69        34.82
 A+                   6.26           16,855,620.27         6.54
 A-                  35.30           92,357,573.14        35.82
 B                   15.55           34,433,811.46        13.36
 C                   10.56           21,036,557.46         8.16
 D                    2.24            3,374,905.80         1.31

-----------------------------------------------------------------
Total..........     100.00%       $ 257,819,978.82       100.00%
=================================================================



                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                             Percentage of                 Percentage of
                               Aggregate                   Cut-Off Date
                               Number of                     Aggregate
                               Mortgage                      Principal
    Amortization                 Loans                        Balance

Fully Amortizing                 60.01       147,011,870.48      57.02
Partially Amortizing             39.99       110,808,108.34      42.98
--------------------------------------------------------------------------
Total..................         100.00%    $ 257,819,978.82     100.00%
==========================================================================




                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

--------------------------------------------------------------------------------

     -  SASTA 99-1
     -  Cut Off Date of Tape is  02/01/99
     -  ARM
     -       $251,237,431.00
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,216

Lien Status:                                       1st Lien Loans

Index:                                      6 mo LIBOR & 1 yr CMT

Aggregate Unpaid Principal Balance:               $251,237,431.00
Aggregate Original Principal Balance:             $251,635,178.96
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.743%
Gross Coupon Range:                             6.625% -  15.490%

Weighted Average Margin (Gross):                           6.224%
Gross Margin Range:                             3.000% -  10.675%

Weighted Average Life Cap (Gross):                        16.244%
Gross Life Cap Range:                          12.740% -  21.490%

Weighted Average Life Floor (Gross):                       9.510%
Gross Life Floor Range:                         3.990% -  15.490%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $113,374.29
Average Original Principal Balance:                   $113,553.78

Maximum Unpaid Principal Balance:                     $792,000.00
Minimum Unpaid Principal Balance:                      $16,083.47

Maximum Original Principal Balance:                   $792,000.00
Minimum Original Principal Balance:                    $16,100.00

Weighted Avg. Stated Rem. Term:                           357.242 (1)
Stated Rem Term Range:                         178.000 -  360.000

Weighted Average Age (First Pay thru Sch. Date):            2.585
Age Range:                                       0.000 -   20.000

Weighted Average Original Term:                           359.828
Original Term Range:                           180.000 -  360.000

Weighted Average Original LTV:                             78.330
Original LTV Range:                            17.170% -  95.000%

Weighted Average Combined LTV:                             78.330
Combined LTV Range:                            17.170% -  95.000%

Weighted Average Periodic Interest Cap:                    1.179%
Periodic Interest Cap Range:                    0.500% -   2.000%

Weighted Average Months to Interest Roll:                  20.845
Months to Interest Roll Range:                           1 -   59

Weighted Average Interest Roll Frequency:                   6.304
Interest Frequency Range:                                6 -   12

Weighted Average Debt to Income Ratio:                     39.366 (2)
Debt to Income Ratio Range:                     2.552% -  85.000%

Weighted Average Borrower FICO:                           587.718 (3)
Borrower FICO Range:                           305.000  - 804.000
--------------------------------------------------------------------------------
(1) Scheduled balance date to maturity
(2) Excludes 15 loans with missing DTI ratios
(3) Excludes 198 loans with missing FICO scores

                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                       GROSS MORTGAGE INTEREST RATE RANGE


                                   Percentage of                   Percentage of
                                     Aggregate   Aggregate         Cut-Off Date
         Gross Mortgage              Number of    Unpaid             Aggregate
         Interest Rate               Mortgage    Principal           Principal
             Range                     Loans      Balance             Balance

 6.50% < Gross Coupon <=  7.00%         0.41      1,326,692.71          0.53
 7.00% < Gross Coupon <=  7.50%         0.45      1,190,885.57          0.47
 7.50% < Gross Coupon <=  7.75%         1.04      2,886,531.12          1.15
 7.75% < Gross Coupon <=  8.00%         1.85      5,648,808.32          2.25
 8.00% < Gross Coupon <=  8.25%         1.90      6,251,859.16          2.49
 8.25% < Gross Coupon <=  8.50%         3.56     10,243,334.98          4.08
 8.50% < Gross Coupon <=  8.75%         5.73     18,341,932.54          7.30
 8.75% < Gross Coupon <=  9.00%         8.35     23,601,954.16          9.39
 9.00% < Gross Coupon <=  9.25%         6.86     17,663,769.59          7.03
 9.25% < Gross Coupon <=  9.50%         7.85     24,566,587.08          9.78
 9.50% < Gross Coupon <=  9.75%         8.48     22,467,665.81          8.94
 9.75% < Gross Coupon <= 10.00%        11.91     30,255,058.67         12.04
10.00% < Gross Coupon <= 10.25%         7.49     16,639,842.11          6.62
10.25% < Gross Coupon <= 10.50%         8.12     20,216,047.54          8.05
10.50% < Gross Coupon <= 10.75%         6.90     14,322,498.59          5.70
10.75% < Gross Coupon <= 11.00%         6.63     13,441,245.81          5.35
11.00% < Gross Coupon <= 11.25%         2.66      4,819,180.85          1.92
11.25% < Gross Coupon <= 11.50%         2.89      4,858,972.18          1.93
11.50% < Gross Coupon <= 11.75%         1.81      2,988,019.23          1.19
11.75% < Gross Coupon <= 12.00%         1.94      3,668,997.15          1.46
12.00% < Gross Coupon <= 12.25%         0.68      1,577,515.24          0.63
12.25% < Gross Coupon <= 12.50%         0.68      1,086,307.05          0.43
12.50% < Gross Coupon <= 12.75%         0.59        989,655.25          0.39
12.75% < Gross Coupon <= 13.00%         0.36        445,689.15          0.18
13.00% < Gross Coupon <= 13.25%         0.18        168,178.48          0.07
13.25% < Gross Coupon <= 13.50%         0.23        461,889.80          0.18
13.50% < Gross Coupon <= 13.75%         0.18        650,665.66          0.26
13.75% < Gross Coupon <= 14.00%         0.18        295,801.47          0.12
14.25% < Gross Coupon <= 14.50%         0.05         98,948.80          0.04
15.25% < Gross Coupon <= 15.50%         0.05         62,896.93          0.03
--------------------------------------------------------------------------------
Total..........                       100.00% $ 251,237,431.00        100.00%
================================================================================



                     REMAINING MONTHS TO STATED MATURITY


                         Percentage of                     Percentage of
                           Aggregate    Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
                           Mortgage     Principal            Principal
      Remaining Term         Loans       Balance              Balance

168 < Rem Term <= 180         0.14         117,403.95           0.05%
228 < Rem Term <= 240         0.05         126,316.52           0.05%
288 < Rem Term <= 300         0.05         116,066.29           0.05%
336 < Rem Term <= 348         0.50         852,308.34           0.34%
348 < Rem Term <= 360        99.28     250,025,335.90          99.52%
--------------------------------------------------------------------
Total............           100.00%    251,237,431.00         100.00%
====================================================================


                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                    Percentage of                 Percentage of
                                      Aggregate    Aggregate      Cut-Off Date
                                      Number of     Unpaid          Aggregate
                                      Mortgage     Principal        Principal
        Original CLTV Ratio             Loans       Balance          Balance

 15.000 < CLTV <=  20.000                0.05          28,797.20       0.01
 20.000 < CLTV <=  25.000                0.14         116,928.94       0.05
 25.000 < CLTV <=  30.000                0.18         244,947.15       0.10
 30.000 < CLTV <=  35.000                0.45         621,503.41       0.25
 35.000 < CLTV <=  40.000                0.36         738,117.15       0.29
 40.000 < CLTV <=  45.000                0.81       1,337,015.21       0.53
 45.000 < CLTV <=  50.000                1.31       2,455,338.51       0.98
 50.000 < CLTV <=  55.000                1.17       2,564,280.29       1.02
 55.000 < CLTV <=  60.000                2.44       4,914,837.96       1.96
 60.000 < CLTV <=  65.000                5.78      13,406,478.22       5.34
 65.000 < CLTV <=  70.000               10.69      23,579,905.24       9.39
 70.000 < CLTV <=  75.000               13.99      36,462,358.45      14.51
 75.000 < CLTV <=  80.000               29.15      76,077,891.92      30.28
 80.000 < CLTV <=  85.000               15.34      38,578,579.63      15.36
 85.000 < CLTV <=  90.000               17.78      48,743,667.58      19.40
 90.000 < CLTV <=  95.000                0.36       1,366,784.14       0.54
---------------------------------------------------------------------------
Total....................              100.00%  $ 251,237,431.00     100.00%
===========================================================================





                        CURRENT MORTGAGE LOAN AMOUNTS
                           (Scheduled Balance)


                                 Percentage of                 Percentage of
                                   Aggregate    Aggregate      Cut-Off Date
             Current               Number of     Unpaid          Aggregate
          Mortgage Loan            Mortgage     Principal        Principal
        Principal Balance            Loans       Balance          Balance

             Balance <=    25,000     1.08         531,048.57       0.21
    25,000 < Balance <=    50,000    12.05      10,695,318.43       4.26
    50,000 < Balance <=    75,000    21.07      29,237,425.63      11.64
    75,000 < Balance <=   100,000    21.03      41,064,279.27      16.34
   100,000 < Balance <=   150,000    24.86      67,561,089.06      26.89
   150,000 < Balance <=   175,000     6.63      23,981,378.29       9.55
   175,000 < Balance <=   200,000     3.93      16,229,920.63       6.46
   200,000 < Balance <=   250,000     4.42      21,785,607.46       8.67
   250,000 < Balance <=   300,000     1.58       9,620,115.15       3.83
   300,000 < Balance <=   350,000     1.13       8,177,694.64       3.25
   350,000 < Balance <=   400,000     0.77       6,466,129.38       2.57
   400,000 < Balance <=   450,000     0.59       5,468,495.25       2.18
   450,000 < Balance <=   500,000     0.41       4,327,068.58       1.72
   500,000 < Balance <=   600,000     0.27       3,334,407.82       1.33
   600,000 < Balance <=   750,000     0.14       1,965,452.84       0.78
   750,000 < Balance <= 1,000,000     0.05         792,000.00       0.32
--------------------------------------------------------------------------
Total....................           100.00%   $251,237,431.00     100.00%
==========================================================================



                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE


                             Percentage of                 Percentage of
                               Aggregate    Aggregate      Cut-Off Date
                               Number of     Unpaid          Aggregate
                               Mortgage     Principal        Principal
        Loan Type                Loans       Balance          Balance

1 yr CMT                          4.65      12,689,030.61       5.05
2/28 LIBOR ARM                   78.75     194,600,174.51      77.46
3/27 1 YR CMT                     0.05          31,149.74       0.01
3/27 LIBOR ARM                    9.70      24,972,080.80       9.94
5/25 LIBOR ARM                    0.36         589,307.40       0.23
6 mo LIBOR                        6.50      18,355,687.94       7.31
--------------------------------------------------------------------------
Total..................         100.00%   $251,237,431.00     100.00%
==========================================================================




                             MORTGAGED PROPERTIES


                             Percentage of                 Percentage of
                               Aggregate    Aggregate      Cut-Off Date
                               Number of     Unpaid          Aggregate
                               Mortgage     Principal        Principal
                                 Loans       Balance          Balance

Deminimus PUD                     0.14         292,686.03       0.12
Low-Rise Condo                    3.07       7,087,643.94       2.82
Manufactured Housing              1.49       2,599,904.16       1.03
PUD                               3.66      13,260,194.74       5.28
Townhouses                        0.50         867,914.47       0.35
2-4 Family                        5.64      13,803,270.70       5.49
High-Rise Condo                   0.59       1,125,398.05       0.45
Single Family Detached           83.12     207,828,642.54      82.72
Single Family Attached            1.81       4,371,776.37       1.74
--------------------------------------------------------------------------
Total...............            100.00%   $251,237,431.00     100.00%
==========================================================================




                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                          Percentage of                    Percentage of
                            Aggregate     Aggregate        Cut-Off Date
                            Number of      Unpaid            Aggregate
                            Mortgage      Principal          Principal
                              Loans        Balance            Balance

Owner Occ.                    92.37    238,308,948.74          94.85
Investor                       6.99     11,530,651.04           4.59
Second Home                    0.63      1,397,831.22           0.56
--------------------------------------------------------------------------
Total..................      100.00%  $251,237,431.00         100.00%
==========================================================================


                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                             Percentage of                 Percentage of
                               Aggregate                   Cut-Off Date
                               Number of                     Aggregate
                               Mortgage                      Principal
                                 Loans                        Balance

Full Documentation               76.71      184,276,037.13     73.35
No Ratio                          0.05           99,943.94      0.04
Stated Documentation             19.13       52,461,425.22     20.88
Limited Documentation             4.11       14,400,024.71      5.73
--------------------------------------------------------------------------
Total..................         100.00%    $251,237,431.00    100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                             Percentage of                 Percentage of
                               Aggregate                   Cut-Off Date
                               Number of                     Aggregate
                               Mortgage                      Principal
                                 Loans                        Balance

Purchase                         35.79      87,285,734.01      34.74
Refinance/ETO                    52.89     135,842,326.43      54.07
Refinance                        11.33      28,109,370.56      11.19
--------------------------------------------------------------------------
Total..................         100.00%   $251,237,431.00     100.00%
==========================================================================



                                  LIEN SUMMARY


                     Percentage of                         Percentage of
                       Aggregate          Aggregate        Cut-Off Date
                       Number of           Unpaid            Aggregate
                       Mortgage           Principal          Principal
                         Loans             Balance            Balance

1                       100.00           251,237,431.00       100.00
--------------------------------------------------------------------------
Total...............    100.00%         $251,237,431.00       100.00%
==========================================================================



                               COLLATERAL CLASS


                                  Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
Borrower           Mortgage          Principal          Principal
Quality              Loans            Balance            Balance

 A                    4.92           13,499,139.41         5.37
 A+                   0.41            1,253,458.28         0.50
 A-                  46.07          127,937,590.86        50.92
 B                   25.68           61,313,738.11        24.40
 C                   18.73           39,166,332.72        15.59
 D                    4.20            8,067,171.62         3.21

-----------------------------------------------------------------
Total..........     100.00%        $251,237,431.00       100.00%
=================================================================

                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                           LOAN SUMMARY STRATIFIED BY
                                  Gross Margin


                                  Percentage of            Percentage of
                                    Aggregate              Cut-Off Date
                                    Number of                Aggregate
            Gross                   Mortgage                 Principal
            Margin                    Loans                   Balance

 2.000 < Gross Margin <=  3.00         0.05         69,762.56      0.03
 3.000 < Gross Margin <=  4.00         0.45      1,623,691.24      0.65
 4.000 < Gross Margin <=  5.00         4.51     15,269,434.09      6.08
 5.000 < Gross Margin <=  6.00        38.85    101,302,912.41     40.32
 6.000 < Gross Margin <=  7.00        40.34    100,528,064.02     40.01
 7.000 < Gross Margin <=  8.00        13.31     27,785,029.33     11.06
 8.000 < Gross Margin <=  9.00         2.03      3,768,309.79      1.50
 9.000 < Gross Margin <= 10.00         0.32        595,419.12      0.24
10.000 < Gross Margin <= 11.00         0.14        294,808.44      0.12
--------------------------------------------------------------------------
Total.................               100.00%  $251,237,431.00    100.00%
==========================================================================




                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP


                                  Percentage of                 Percentage of
                                    Aggregate                   Cut-Off Date
                                    Number of                     Aggregate
           Gross                    Mortgage                      Principal
          Life Cap                    Loans                        Balance

12.500 < LIFE CAP <= 13.000            0.27         962,674.73       0.38
13.000 < LIFE CAP <= 13.500            0.32         972,534.17       0.39
13.500 < LIFE CAP <= 14.000            1.90       5,284,146.49       2.10
14.000 < LIFE CAP <= 14.500            2.80       8,378,004.44       3.33
14.500 < LIFE CAP <= 15.000            9.12      26,169,441.04      10.42
15.000 < LIFE CAP <= 15.500           10.11      27,280,134.99      10.86
15.500 < LIFE CAP <= 16.000           16.34      43,430,476.06      17.29
16.000 < LIFE CAP <= 16.500           16.56      42,738,837.69      17.01
16.500 < LIFE CAP <= 17.000           18.23      44,255,164.97      17.61
17.000 < LIFE CAP <= 17.500            9.34      21,762,160.89       8.66
17.500 < LIFE CAP <= 18.000            7.04      14,739,166.33       5.87
18.000 < LIFE CAP <= 18.500            3.61       6,668,275.17       2.65
18.500 < LIFE CAP <= 19.000            2.62       4,978,602.05       1.98
19.000 < LIFE CAP <= 19.500            0.72       1,454,272.83       0.58
19.500 < LIFE CAP <= 20.000            0.59       1,034,943.13       0.41
20.000 < LIFE CAP <= 20.500            0.23         435,982.64       0.17
20.500 < LIFE CAP <= 21.000            0.14         530,767.65       0.21
21.000 < LIFE CAP <= 21.500            0.09         161,845.73       0.06
--------------------------------------------------------------------------
Total.................               100.00%   $251,237,431.00     100.00%
==========================================================================



                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR


                                  Percentage of            Percentage of
                                    Aggregate              Cut-Off Date
                                    Number of                Aggregate
            Gross                   Mortgage                 Principal
          Life Floor                  Loans                   Balance

 3.500 < Life Floor <=  4.000          0.05          145,532.61      0.06
 4.000 < Life Floor <=  4.500          0.05           89,182.50      0.04
 4.500 < Life Floor <=  5.000          0.05          210,884.90      0.08
 5.000 < Life Floor <=  5.500          1.17        2,990,726.04      1.19
 5.500 < Life Floor <=  6.000          1.71        4,020,084.91      1.60
 6.000 < Life Floor <=  6.500          1.35        2,892,346.91      1.15
 6.500 < Life Floor <=  7.000          1.17        3,702,035.29      1.47
 7.000 < Life Floor <=  7.500          1.08        2,944,557.11      1.17
 7.500 < Life Floor <=  8.000          3.02        8,742,705.87      3.48
 8.000 < Life Floor <=  8.500          5.28       15,851,723.48      6.31
 8.500 < Life Floor <=  9.000         13.58       39,634,422.40     15.78
 9.000 < Life Floor <=  9.500         14.08       40,432,191.57     16.09
 9.500 < Life Floor <= 10.000         19.40       50,566,981.90     20.13
10.000 < Life Floor <= 10.500         14.62       34,443,012.37     13.71
10.500 < Life Floor <= 11.000         12.05       24,556,888.90      9.77
11.000 < Life Floor <= 11.500          4.87        8,224,666.46      3.27
11.500 < Life Floor <= 12.000          3.43        6,185,262.03      2.46
12.000 < Life Floor <= 12.500          1.35        2,663,822.29      1.06
12.500 < Life Floor <= 13.000          0.90        1,342,439.18      0.53
13.000 < Life Floor <= 13.500          0.41          630,068.28      0.25
13.500 < Life Floor <= 14.000          0.32          904,999.07      0.36
15.000 < Life Floor <= 15.500          0.05           62,896.93      0.03
--------------------------------------------------------------------------
Total.................               100.00%   $ 251,237,431.00    100.00%
==========================================================================




                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP


                        Percentage of                      Percentage of
                          Aggregate       Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
Periodic                  Mortgage        Principal          Principal
  Cap                       Loans          Balance            Balance

  0.500                      0.05          152,539.25           0.06
  1.000                     71.93      173,850,168.44          69.20
  1.500                     23.29       64,504,406.93          25.67
  2.000                      4.74       12,730,316.38           5.07
--------------------------------------------------------------------------
Total.................     100.00%    $251,237,431.00         100.00%
==========================================================================



                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                         NEXT INTEREST ROLLDATE


                                   Percentage
                                   of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   03/01/99           0.95      $2,822,516.71            01.12
   04/01/99           1.08      $3,086,996.05            01.23
   05/01/99           0.95      $2,725,570.13            01.08
   06/01/99           1.49      $3,713,886.11            01.48
   07/01/99           1.67      $4,461,725.83            01.78
   08/01/99           0.45      $1,754,138.63            00.70
   11/01/99           0.45      $1,003,789.89            00.40
   12/01/99           1.31      $3,652,477.57            01.45
   01/01/00           1.99      $5,721,071.86            02.28
   02/01/00           1.22      $2,765,494.13            01.10
   03/01/00           0.14        $319,557.28            00.13
   04/01/00           0.23        $671,445.41            00.27
   05/01/00           0.68      $1,661,361.56            00.66
   06/01/00           1.22      $3,144,672.85            01.25
   07/01/00           0.86      $2,447,933.97            00.97
   08/01/00           1.31      $4,048,449.09            01.61
   09/01/00           3.16      $8,361,208.07            03.33
   10/01/00          11.69     $30,234,338.47            12.03
   11/01/00          16.70     $41,082,841.83            16.35
   12/01/00          17.24     $43,184,061.76            17.19
   01/01/01          20.62     $46,885,911.86            18.66
   02/01/01           4.51     $11,895,444.00            04.73
   04/01/01           0.05        $100,417.32            00.04
   05/01/01           0.05         $60,446.08            00.02
   06/01/01           0.14        $222,657.49            00.09
   07/01/01           0.05        $125,570.88            00.05
   08/01/01           0.05         $92,747.46            00.04
   09/01/01           0.23        $344,665.78            00.14
   10/01/01           0.63      $1,661,628.72            00.66
   11/01/01           1.22      $2,434,120.58            00.97
   12/01/01           2.21      $6,524,837.54            02.60
   01/01/02           4.78     $12,163,838.69            04.84
   02/01/02           0.36      $1,272,300.00            00.51
   06/01/03           0.14        $249,240.30            00.10
   11/01/03           0.09        $222,513.84            00.09
   01/01/04           0.14        $117,553.26            00.05
--------------------------------------------------------------------------
Total........       100.00%   $251,237,431.00           100.00%
==========================================================================




                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                     Percentage of                         Percentage of
                       Aggregate          Aggregate        Cut-Off Date
                       Number of           Unpaid            Aggregate
                       Mortgage           Principal          Principal
     State               Loans             Balance            Balance

Alabama                   0.05                65,884.86         0.03
Alaska                    0.18               499,839.26         0.20
Arizona                   3.11             6,773,579.17         2.70
Arkansas                  0.41               530,259.94         0.21
California               16.16            63,670,222.60        25.34
Colorado                  2.84             6,525,285.02         2.60
Connecticut               1.67             3,598,656.65         1.43
Delaware                  0.14               322,592.69         0.13
Dist of Col               0.05               380,370.67         0.15
Florida                   3.70             7,741,619.31         3.08
Georgia                   1.58             3,989,489.32         1.59
Hawaii                    0.09               958,001.21         0.38
Idaho                     0.59             1,089,688.99         0.43
Illinois                  8.44            20,541,411.50         8.18
Indiana                   4.06             6,073,467.93         2.42
Iowa                      0.36               671,813.71         0.27
Kansas                    0.54               787,487.39         0.31
Kentucky                  0.99             1,870,932.07         0.74
Louisiana                 0.63             1,737,473.52         0.69
Maine                     0.18               301,387.28         0.12
Maryland                  0.72             2,212,537.64         0.88
Massachusetts             2.98             8,262,513.16         3.29
Michigan                  3.52             7,475,480.81         2.98
Minnesota                 1.31             2,459,249.43         0.98
Mississippi               0.14               136,531.06         0.05
Missouri                  1.71             2,693,422.89         1.07
Montana                   0.27               501,622.74         0.20
Nevada                    1.40             4,086,868.79         1.63
New Hampshire             0.27               685,725.21         0.27
New Jersey                1.31             3,462,810.41         1.38
New Mexico                0.27               657,721.93         0.26
New York                  0.95             3,564,581.34         1.42
North Carolina            3.61             6,497,862.73         2.59
Ohio                      9.97            17,873,972.95         7.11
Oklahoma                  0.63               529,204.33         0.21
Oregon                    3.20             8,956,320.27         3.56
Pennsylvania              1.62             3,867,217.08         1.54
Rhode Island              0.41               752,941.23         0.30
South Carolina            0.54             1,315,032.24         0.52
Tennessee                 0.54             1,050,348.05         0.42
Texas                     3.66             7,900,624.73         3.14
Utah                      3.47             8,644,007.74         3.44
Virginia                  1.17             4,062,569.54         1.62
Washington                6.81            18,808,304.91         7.49
West Virgina              0.09               143,445.26         0.06
Wisconsin                 3.47             6,273,622.98         2.50
Wyoming                   0.18               233,428.46         0.09
--------------------------------------------------------------------------
Total...............    100.00%         $251,237,431.00       100.00%
==========================================================================


                THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY